                           SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              ShopKo Stores, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                              Preliminary Copies
                              ------------------
     [LOGO]
                              SHOPKO STORES, INC.

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1998

TO THE SHAREHOLDERS OF SHOPKO STORES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of ShopKo Stores, Inc. (the "Company") will be held on Wednesday, May 13, 1998 at 10:00 a.m., local time, at the Best Western Midway Hotel, 780 Packer Drive, Green Bay, Wisconsin, for the following purposes:

     1)   To elect three directors to serve for three-year terms;

     2) To vote upon a proposal to change the Company's state of incorporation from Minnesota to Wisconsin by approval and adoption of an Agreement and Plan of Merger, pursuant to which the Company will merge into a newly formed Wisconsin corporation, which is a wholly owned subsidiary of the Company;

     3)   To vote upon a proposal to adopt the Company's 1998 Stock Incentive
          Plan;

     4) To ratify the appointment of Deloitte & Touche LLP to audit the financial statements of the Company for the fiscal year ending January 30, 1999; and

     5) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 20, 1998 are entitled to one vote for each share held of record at that time.

     IMPORTANT: We hope you will be able to attend the meeting in person and you are cordially invited to attend. If you expect to attend the meeting, please check the appropriate box on the proxy card when you return your proxy.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY. It is important that all shareholders execute, date and return the proxy, utilizing the enclosed envelope to which no postage need be affixed if mailed in the United States.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Richard D. Schepp
                                        Secretary

March 31, 1998

                              Preliminary Copies
                              ------------------

                              SHOPKO STORES, INC.
                                700 PILGRIM WAY
                                P.O. BOX 19060
                        GREEN BAY, WISCONSIN 54307-9060

                                PROXY STATEMENT

     This proxy statement is furnished for solicitation by the Board of Directors of ShopKo Stores, Inc. (the "Company") of proxies in the enclosed form from holders of Common Stock to be voted at the Annual Meeting of Shareholders ("Annual Meeting") to be held on May 13, 1998 at 10:00 a.m., Green Bay time, at the Best Western Midway Hotel, 780 Packer Drive, Green Bay, Wisconsin, and at any adjournment of that meeting.

     A shareholder may revoke his or her proxy at any time before it is voted by written notice to the Secretary, or by filing with the Secretary another proxy bearing a later date, or by appearing and voting at the meeting. All proxies which are not so revoked will be voted in accordance with the terms thereof. Unless otherwise indicated, all proxies will be voted for the individuals nominated to serve as directors, for approval of the proposal to change the Company's state of incorporation from Minnesota to Wisconsin, for approval of the 1998 Stock Incentive Plan, and for ratification of the appointment of the independent auditors. The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors or as auditors should decline or be unable to serve, the persons named in the proxy will vote on the same in their discretion.

     This proxy statement and accompanying form of proxy will be first mailed or given to shareholders on or about March 31, 1998.

     The Company's Common Stock, $0.01 par value ("Common Stock"), is the only class of capital stock currently outstanding, and only the holders of Common Stock of record at the close of business on March 20, 1998 (the "Record Date") are entitled to vote at the meeting. Each shareholder is entitled to one vote for each share held of record on each proposal being voted upon. As of the Record Date, __________ shares of Common Stock are eligible to vote at the meeting. A majority of the shares entitled to vote constitutes a quorum. Any shares abstaining as to any matter will be considered present and entitled to vote, but will not be considered to have voted in favor of such matter. Any shares represented by a proxy which does not grant authority to vote as to any matters (including broker non-votes), shall not be considered to be present and entitled to vote with respect to such matters.

                                    ITEM 1

                             ELECTION OF DIRECTORS


     On July 2, 1997, the Company's Board of Directors (the "Board") was expanded from five members to seven members, and Stephen E. Watson and William
J. Podany were elected to fill the two new Board seats for terms expiring at the 1997 Annual Meeting of Shareholders. Both were re-elected at such Annual Meeting. Mr. Podany was elected to serve for a term expiring at the 1999 Annual Meeting of Shareholders. Mr. Watson was elected to serve for a term expiring at the 2000 Annual Meeting of Shareholders.

     On April 24, 1997, the Company entered into a Stock Buyback and Secondary Offering Agreement (the "Stock Buyback Agreement") with Supervalu, Inc. ("Supervalu") and one of Supervalu's wholly owned subsidiaries, pursuant to which the Company agreed to repurchase 8,174,387 shares of Common Stock from Supervalu for $18.35 per share (the "Stock Buyback"). The obligation of the Company and Supervalu to consummate the Stock Buyback was conditioned upon completion of a secondary public offering of Supervalu's remaining 6,557,280 shares of Common Stock (the "Offering"). Both the Stock Buyback and the Offering were consummated on July 2, 1997. Pursuant to the terms of the Stock Buyback Agreement, Michael W. Wright and Jeffrey C. Girard, who were executive officers of Supervalu, submitted their resignations from the Board. In July, 1997, prior to the effectiveness of his resignation from the Board, Mr. Girard resigned from his position with Supervalu. He has agreed to continue to serve on the Company's Board, subject to his re-election at the Annual Meeting. Mr. Wright's resignation from the Board became effective on August 13, 1997. Also pursuant to the terms of the Stock Buyback Agreement, Mr. Wright resigned as the Company's Chairman of the Board, effective upon the closing of the Stock Buyback and the Offering. Mr. Kramer was elected Chairman of the Board on July 2, 1997.

     On August 20, 1997, the Company announced the addition of Dr. James L. Reinertsen, M.D. to the Board.

     Pursuant to the Company's Articles of Incorporation, the Board is divided into three classes, with the number of directors divided as equally as possible among the three classes. Directors are elected for staggered terms of three years. Messrs. Girard, Kramer and Reinertsen are nominated to serve three-year terms expiring at the 2001 Annual Meeting of Shareholders.

                      Vote Requirement to Elect Nominees;
                             Board Recommendation

     The affirmative vote of a majority of the shares represented at the Annual Meeting is required for the election of directors. The Board recommends a vote FOR these nominees. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote for the election of these nominees. The Board is informed that Messrs. Girard, Kramer and Reinertsen are willing to serve as directors, however, if they are unable to serve or for good cause will not serve, the proxy may be voted for such other person or persons as the proxies shall, in their discretion, determine.

     Set forth below is certain information, as of January 31, 1998, concerning each nominee for election as a director of the Company and the four directors of the Company whose terms of office will continue after the Annual Meeting:

                           Nominees for Election as
                      Directors for Terms Expiring at the
                            Annual Meeting in 2001
                            ----------------------

Jeffrey C. Girard; 50; director of the Company since June 1991; President of
     Girard & Co. of Minneapolis, Minnesota, a private consulting company, and an Adjunct Professor at the Carlson School of Management, University of Minnesota; Executive Vice President and Chief Financial Officer of Supervalu from October, 1992 to July, 1997; prior thereto, he held the positions of Executive Vice President, Chief Financial Officer and Treasurer of Supermarkets General Holdings Corporation (a supermarket company not affiliated with the Company) and Senior Vice President and Chief Financial Officer of Supervalu.

Dale P. Kramer; 58; director of the Company since August 1991; Chairman of the
     Board since July, 1997; President and Chief Executive Officer of the Company since February 1991; prior thereto, he served as the Company's Executive Vice President from April 1983 to February 1986 and as its Executive Vice President and Chief Operating Officer from February 1986 to February 1991. Mr. Kramer has been employed by the Company in various other positions since 1971.

James L. Reinertsen, M.D., 50; has been a director of ShopKo since August, 1997.
     He has held several executive positions with HealthSystem Minnesota, a private provider of health care services, since 1993, including the office of Chief Executive Officer since 1994. He was Chairman of the Institute for Clinical Systems Integration in 1993. He was President and Chief Executive Officer for Park Nicollet Medical Center from 1986 to 1992, and President of the Park Nicollet Medical Foundation from 1984 to 1986.


                        Directors Whose Terms Expire at
                          the Annual Meeting in 2000
                        -------------------------------

Jack W. Eugster; 52; director of the Company since September, 1991; he has been the Chairman, President and Chief Executive Officer of Musicland Stores Corporation, a retail music and home video company, since 1986. Mr. Eugster is also a director of Damark International, Inc., MidAmerican Energy Company, Donaldson Company, Inc., and Jostens, Inc.


Stephen E. Watson; 53; director of the Company since July, 1997; President,
  Chief Executive Officer of Gander Mountain, L.L.C., a private specialty retailer of outdoor recreational equipment and clothing, since November, 1997; he held various executive officer positions with Dayton-

  Hudson Corporation and its corporate predecessors from 1972 until his retirement in March, 1996, including President, Chairman/Chief Executive Officer of the Department Store Division and member of the Board of Directors from 1991 until March, 1996.


                         Directors Whose Terms Expire
                         at the Annual Meeting in 1999
                         -----------------------------

William J. Tyrrell; 67; director of the Company since March 1974; Vice Chairman of the Board from August 1991 until August, 1997, and previously served as the President of the Company from March 1973 to February 1991 and Chairman of the Company from February 1991 to August 1991.

William J. Podany; 51; director of the Company since July, 1997; Executive Vice
     President of the Company since November, 1994; President, Chief Operating Officer of the Company's retail stores division since November, 1997. From 1992 to 1994, Mr. Podany was Executive Vice President-Merchandise of Carter Hawley Hale, a federation of four department store chains. He has held senior merchandising executive officer positions with Allied Stores, May Department Stores and Carter Hawley Hale since 1978.


Board of Directors Meetings and Committees

     The Board held nine meetings in the fiscal year ended January 31, 1998. Each incumbent director attended 75 percent or more of the meetings of the Board and the committees on which they served.

     The Board has two standing committees: the Compensation and Stock Option Committee and the Audit Committee. The Board does not have a standing nominating committee.

     The Compensation and Stock Option Committee is currently comprised of Messrs. Eugster (Chairman) and Watson. Prior to August 19, 1997, the Compensation and Stock Option Committee was comprised of Messrs. Eugster (Chairman) and Wright. The duties of the Compensation and Stock Option Committee are to provide a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. The Compensation and Stock Option Committee has the authority to administer the Company's employee stock option and stock incentive plans. In addition, the Compensation and Stock Option Committee reviews the President's recommendations on (i) compensation of all corporate officers, (ii) granting of awards under the Company's compensation and benefit plans and (iii) adopting and changing major corporate compensation policies and practices, and reports its recommendations to the full Board of Directors for approval and to authorize action. The Compensation and Stock Option Committee met three times in the fiscal year ended January 31, 1998.

     The Audit Committee is currently comprised of Mr. Girard. Prior to August 14, 1997, the Audit Committee was comprised of Mr. Eugster. The duties of the Audit Committee are to recommend to the full Board the selection of independent certified public accountants to audit annually the financial statements of the Company, to review the activities and the reports of the independent certified public accountants and to report the results of such review to the full Board. The Audit Committee also monitors the internal audit controls of the Company. The Audit Committee met three times in the fiscal year ended January 31, 1998.

Director Compensation

     Each director who is not an employee of the Company receives an annual retainer fee of $25,000, a fee of $1,000 for each board meeting attended and a fee of $1,000 for each committee meeting if such committee meeting is not held on the same day as a board meeting. Non-employee chairpersons of the Board's committees receive an additional $2,000 annual retainer fee. The Company reimburses all non-employee directors for travel and related expenses incurred in connection with Board and committee meetings.

     The Company's 1991 Stock Option Plan ("1991 Plan") and 1995 Stock Option Plan, as amended ("1995 Plan") provide that each non-employee director will be granted as of the date of such director's first election to the Board, an option to purchase that number of shares of Common Stock having a fair market value as of such date equal to $50,000, which will be exercisable 60 percent on the second anniversary of the date of grant and an additional 20 percent on the third and fourth anniversary of the date of grant. Pursuant to these provisions, on July 2, 1997 Mr. Watson was granted options to purchase 1,942 shares of Common Stock at $25.75 per share and on August 20, 1997, Dr. Reinertsen was granted options to purchase 1,840 shares of Common Stock at $27.1875 per share.

     The 1991 Plan and the 1995 Plan provide that in addition to the above-referenced initial stock option grants, each non-employee director will be granted as of the date of each annual meeting of the Company's shareholders held during the term of such Plans, if such director's term of office continues after such annual meeting, an option to purchase that number of shares of Common Stock having a fair market value as of such date equal to $15,000, which shall become exercisable in full on the second anniversary of the date of grant. On August 13, 1997, Messrs. Watson, Tyrrell and Eugster were each granted options to purchase 523 shares of Common Stock at $28.6875 per share pursuant to these provisions.

     On January 14, 1998, the Board of Directors approved and adopted the 1998 Stock Incentive Plan, (the "1998 Plan"), subject to shareholder approval. The 1998 Plan authorizes various stock incentive awards to non-employee directors. These provisions are described in detail below under Item 3. Upon approval of the 1998 Plan by the Company's shareholders, no further stock option grants will be made to non-employee directors pursuant to the 1991 Plan or the 1995 Plan including the grants which would otherwise have been made on the date of the 1998 Annual Meeting.

     The Company has adopted a deferred compensation plan for non-employee directors that allows non-employee directors to elect to defer for the next four years their annual retainers and other fees. This Plan provides that (i) the participating director must defer 100 percent (minus applicable tax withholding and social security tax) of the director's fees under the Plan; (ii) amounts deferred under the Plan will, at the election of the participating director, earn interest either at a rate equal to 120 percent of the 120-month rolling average of 10-year U.S. Treasury Notes or at a rate equal to the rate earned under one or more equity portfolios described in the Plan; and (iii) amounts deferred under the Plan will be payable in ten equal annual installments commencing upon the earlier of the participating director's termination as a director for any reason (including death) or the participating director's reaching age 70 1/2 (extended for up to five years for a director's initial deferral under the Plan). As of January 31, 1998, no current non-employee directors have elected to participate in this Plan.

                             SECURITY OWNERSHIP OF
                           CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

  Set forth in the table below is information regarding the beneficial ownership of shares of the Common Stock by (i) each person or entity known by the Company to beneficially own 5 percent or more of the total number of outstanding shares of the Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and four most highly compensated executive officers other than the Chief Executive Officer, and (iv) the directors and executive officers of the Company as a group (18 persons). Except as otherwise noted, information with respect to directors and executive officers is as of January 31, 1998.

                                                 Amount and Nature
      Name of                                     of Beneficial
  Beneficial Owner                                Ownership(1)(2)      Percent
  ----------------                               -----------------     --------
Boston Partners Asset Management, L.P. (3)....       2,608,594          10.__%
  One Financial Center
  43rd Floor
  Boston, Massachusetts 02111
Palisade Capital Management, L.L.C. (4).......       1,622,000           6.__%
  One Bridge Plaza
  Suite 695
  Fort Lee, New Jersey 07024
Heartland Advisors, Inc. (5)..................       1,334,000           5.__%
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202
Dale P. Kramer (6), (7).......................         264,000           1.__%
Jack W. Eugster...............................          17,429              *
Jeffrey C. Girard (8).........................           1,000              *
Stephen E. Watson.............................              --              *
William J. Tyrrell............................          16,429              *
James L. Reinertsen...........................              --              *
William J. Podany (7), (9)....................          70,000              *
Roger J. Chustz (7)...........................           3,000              *
Jeffrey A. Jones (7)..........................          13,000              *
Michael J. Hopkins (7)........................              --              *

All directors and executive officers
as a group (18 persons).......................         409,318           1.__%
-----------------------
*Less than 1%

(1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2) Includes shares which may be acquired within 60 days pursuant to stock options as follows: Mr. Kramer 174,000 shares, Mr. Podany 45,000 shares, Mr. Chustz 3,000 shares, Mr. Eugster 16,429 shares, Mr. Tyrrell 16,429 shares, Mr. Jones 13,000 shares and all directors and executive officers as a group, 289,918 shares.
(3) Based on Amendment No. 1 to Schedule 13G filed on February 13, 1998. According to this filing, Boston Partners Asset Management, L.P. has shared voting power and shared dispositive power with respect to all 2,608,594 shares.
(4)  Based on Amendment No. 1 to Schedule 13G filed on February 2, 1998.

(5) Based on Amendment No. 1 to Schedule 13G filed on February 6, 1998. According to this filing, Heartland Advisors, Inc. has sole voting power with respect to 1,279,800 shares and sole dispositive power with respect to 1,334,000 shares.
(6) Includes 50,000 shares of restricted stock granted pursuant to the Company's 1993 Restricted Stock Plan, as amended.
(7) The number of shares shown with respect to the Company's executive officers does not reflect funds from their respective Profit Sharing and 401(k) Plans invested in Common Stock through the ShopKo Stock Fund. As of January 30, 1998, such executive officers' approximate ShopKo Stock Fund account balances were as follows: Mr. Kramer $290,278, Mr. Podany $29,434, Mr. Jones $616, Mr. Chustz $43,350 and Mr. Hopkins $20,658.
(8) Mr. Girard is a former executive officer of Supervalu. Prior to July 2, 1997, Supervalu and a wholly-owned subsidiary of Supervalu, Supermarket Operators of America, Inc. ("SOA") beneficially owned 14,731,667 shares of the Common Stock. These shares were the subject of the Stock Buyback and Offering described herein. See, "Relationship Between the Company and Supervalu."
(9) Includes 25,000 shares of restricted stock granted pursuant to the Company's 1993 Restricted Stock Plan, as Amended.


                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

     Based solely upon the Company's review of Forms 3, 4 and 5 received by it during the last fiscal year pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, all of such forms were filed on a timely basis by reporting persons.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table (the "Summary Compensation Table") sets forth the compensation paid by the Company for each of the last three fiscal years to the Company's Chief Executive Officer and its other four most highly compensated executive officers:

                                                     SUMMARY COMPENSATION TABLE

                                                                                         Long Term Compensation
                                                  Annual Compensation                            Awards
                                       ----------------------------------------          ----------------------
                                                                   Other Annual                           Securities      All Other
 Name and Principal                                                Compensation       Restricted Stock    Underlying    Compensation
     Position                Year (1)  Salary ($)  Bonus ($) (2)     ($) (3)             Awards ($)     Options/SARs(#)    ($)(4)
     --------                --------  ----------  -------------   ------------       ----------------  --------------- ------------
Dale P. Kramer                  1998     592,308     720,000             699               245,625 (5)     100,000      452,393 (7)
Chairman of the Board,          1997     500,000     500,000           5,721               595,000 (6)           0       22,332
President & CEO                 1996     430,000     174,150           1,131                     -         100,000       20,336

William J. Podany               1998     492,308     500,000               2                     -          70,000      233,923 (8)
Executive Vice President        1997     390,793     312,635           2,750               371,875 (6)           0       47,445
President, COO of               1996     340,000     121,569               -                     -          50,000       15,391
Retail Stores Division

Jeffrey A. Jones                1998     321,923     325,000              14                     -          10,000      150,431 (9)
Sr. Vice President              1997     285,000     228,000              15                     -               0       12,537
& CFO; Executive                1996     285,000      93,641              15                     -          45,000        9,212
Vice President of
ProVantage, Inc.

Roger J. Chustz                 1998     243,077     171,500               9                     -          40,000      143,044 (10)
Sr. Vice President              1997     220,000     154,000              10                     -               0       11,359
GMM/Apparel                     1996     202,215      63,698              10                     -          30,000       10,582

Michael J. Hopkins              1998     224,000     158,200             200                     -          40,000      138,338 (11)
Sr. Vice President              1997     199,231      25,644              -                      0          11,334 (12)
GMM/Home                        1996(13)  28,500           -              -                      -               0            -

(1) Refers to fiscal years ended on the following dates: 1996, February 24, 1996; 1997, February 22, 1997; and 1998, January 31, 1998.

(2) Represents bonuses earned with respect to the indicated fiscal year pursuant to the Company's Executive Incentive Plan, although all or a portion of the bonus may have been paid during the subsequent fiscal year.

(3) Represents above market interest earned under the Company's Deferred Compensation Plan.

(4) All Other Compensation for the listed individuals includes one or more of the following: Company-paid portion of individual life insurance policies; 401(k) Company match; Profit Sharing Plan contributions; Relocation expenses and tax adjustments in connection therewith; and a Retention Bonus, as described below in the Compensation and Stock Option Committee Report.

(5) On November 12, 1997, Mr. Kramer was granted 10,000 shares of restricted stock pursuant to the Company's 1993 Restricted Stock Plan, as amended ("1993 Restricted Stock Plan"). The dollar amount shown equals the number of restricted shares granted, multiplied by $24.5625, the per-share closing price of the Company's Common Stock on the date of grant. These valuations do not take into account the diminution in value attributable to the restrictions applicable to the shares. These restricted shares vest in full on November 12, 1999. Pursuant to the 1993 Restricted Stock Plan, dividends are paid on all shares of restricted stock at the same rate as on unrestricted shares.

(6) On April 17, 1996, Mr. Kramer and Mr. Podany were granted 40,000 and 25,000 shares of restricted stock, respectively, pursuant to the 1993 Restricted Stock Plan. The dollar amount shown equals the number of restricted shares granted, multiplied by $14.875, the per-share closing price of the Company's common stock on the date of grant. The dollar value of all restricted stock held at January 31, 1998 based upon the per-share closing price of $25.50 on January 30, 1998 is: Mr. Kramer, $1,275,000; and Mr. Podany, $637,500. These valuations do not take into account the diminution in value attributable to the restrictions applicable to the shares. Mr. Podany's shares vest in full on April 17, 2001. Mr. Kramer's shares vest upon the achievement of a targeted fair market value of ProVantage, Inc. and its subsidiaries. Pursuant to the 1993 Restricted Stock Plan, dividends are paid on all shares of restricted stock at the same rate as on unrestricted shares.

(7) All Other Compensation for Mr. Kramer includes the following: Company paid portion of individual life insurance policy: $3,288; 401(k) Company match:
     $4,750; Profit Sharing Plan contributions:  $42,569; and Retention Bonus:
     $401,786.

(8) All Other Compensation for Mr. Podany includes the following: Company paid portion of individual life insurance policy: $1,311; 401(k) Company match:
     $4,750; Profit Sharing Plan contributions: $23,098; relocation expenses and tax adjustments in connection therewith: $3,871; and Retention Bonus:
     $200,893.

(9) All Other Compensation for Mr. Jones includes the following: Company paid portion of individual life insurance policy: $1,802; 401(k) Company match:
     $5,927; Profit Sharing Plan contributions: $22,166; and Retention Bonus:
     $120,536.

(10) All Other Compensation for Mr. Chustz includes the following: Company paid portion of individual life insurance policy: $1,004; 401(k) Company match:
     $5,484; Profit Sharing Plan contributions: $16,020; and Retention Bonus:
     $120,536.

(11) All Other Compensation for Mr. Hopkins in Fiscal Year 1998 includes the following: Company paid portion of individual life insurance policy:
     $1,004; 401(k) Company match: $4,776; Profit Sharing Plan contributions:
     $7,530; relocation expenses and tax adjustments in connection therewith:
     $4,492 and Retention Bonus: $120,536.

(12) All other compensation for Mr. Hopkins in Fiscal Year 1997 includes the following: 401(k) Company match: $985; Profit Sharing Plan contributions:
     $1,346; and relocation expenses and tax adjustments in connection therewith: $9,003.

(13) Mr. Hopkins' employment with the Company commenced November 9, 1995.

Option Grants Table

    The following table sets forth information about stock option grants during the fiscal year ended January 31, 1998 to the five executive officers named in the Summary Compensation Table.

                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                             Individual Grants
                          --------------------------------------------------------
                          Number of         % of Total                                    Potential Realizable Value
                          Securities        Options/SARs                                  at Assumed Annual Rates of
                          Underlying        Granted to     Exercise or                    Stock Price Appreciation
                          Options/SARs      Employees in   Base Price   Expiration        For Option Term
Name                      Granted (#)       Fiscal Year    ($/Share)    Date              5% ($)             10% ($)
----                      ------------      ------------   ----------   ----------        ------             -------
Dale P. Kramer (3)         100,000 (1)          8.10          20.00       4-29-07       1,258,000           3,187,000

William J. Podany (4)       50,000 (1)          4.05          20.00       4-29-07         629,000           1,593,500
                            20,000 (2)          1.62        24.5625      11-12-07         309,000             782,950

Jeffrey A. Jones (5)        30,000 (1)          2.43          20.00       4-29-07         377,400             956,100
                            30,000 (2)          2.43          25.75       7-02-07         485,700           1,231,200
                            20,000 (2)          1.62        24.5625      11-12-07         309,000             782,950

Roger J. Chustz  (6)        30,000 (1)          2.43          20.00       4-29-07         377,400             956,100
                            10,000 (2)          0.81        24.5625      11-12-07         154,500             391,475

Michael J. Hopkins (7)      30,000 (1)          2.43          20.00       4-29-07         377,400             956,100
                            10,000 (2)          0.81        24.5625      11-12-07         154,500             391,475

(1) These stock options vest and become exercisable on the second anniversary of the date of grant. All stock options vest immediately upon a "Change of Control", as defined in the Company's stock option plans.

(2) Forty percent (40%) of these stock options vest and become exercisable on the second anniversary of the date of grant, with an additional twenty percent (20%) of the options vesting and becoming exercisable on each successive anniversary of the date of grant. All stock options vest immediately upon a "Change of Control", as defined in the Company's stock option plans.

(3) On April 25, 1997, Mr. Kramer canceled and surrendered performance vested options to purchase 100,000 shares of Common Stock.

(4) On April 25, 1997, Mr. Podany canceled and surrendered performance vested options to purchase 50,000 shares of Common Stock.

(5) On April 25, 1997, Mr. Jones canceled and surrendered performance vested options to purchase 30,000 shares of Common Stock.

(6) On April 25, 1997, Mr. Chustz canceled and surrendered performance vested options to purchase 30,000 shares of Common Stock.

(7) On April 25, 1997, Mr. Hopkins canceled and surrendered performance vested options to purchase 30,000 shares of Common Stock.

Option Exercise and Fiscal Year End Value Table

     The following table sets forth information with respect to the five executive officers named in the Summary Compensation Table concerning stock options exercised during the last fiscal year and the number and value of options outstanding on January 31, 1998.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                  Number of Securities Underlying Year-End (#)   Value of Unexercised In-the-Money
                                                      Options/SARs at Fiscal Year-End (#)       Options/SARs at Fiscal Year-End ($)
                                                      -----------------------------------       -----------------------------------
                          Shares
                       Acquired on         Value
 Name                  Exercise (#)     Realized ($)  Exercisable            Unexercisable     Exercisable           Unexercisable
-------                ------------     ------------  -----------            -------------     -----------           -------------
Dale P. Kramer                 0                 0      174,000                  106,000        1,925,880                637,720

William J. Podany              0                 0       45,000                  100,000          697,500                758,750

Jeffrey A. Jones          21,000           412,125       13,000                   96,000          196,125                424,125

Roger J. Chustz           35,000           437,576        3,000                   51,000           43,860                302,235

Michael J. Hopkins             0                 0            0                   40,000                0                174,375

Indemnification of Directors and Officers

     The Company's Bylaws provide for the indemnification of directors and officers of the Company to the full extent permitted by the Minnesota Statutes. The Company has entered into agreements to indemnify its directors, and may enter into agreements to indemnify certain officers, in addition to the indemnification provided for in the Bylaws. These agreements will, among other things, indemnify the Company's directors and certain of its officers to the full extent permitted by the Minnesota Statutes for any claims, liabilities, damages, judgments, penalties, fines, settlements, disbursements or expenses (including attorneys' fees) incurred by such person in any action or proceeding, including any action by or in the right of the Company, on account of services as a director or officer of the Company. The Company believes that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Severance Agreements

     The Company has entered into change of control severance agreements (the "Severance Agreements") with certain officers of the Company, including those officers identified in the Summary Compensation Table above. The Severance Agreements provide that, if, within two years after a "Change of Control" (as defined below), the Company terminates the individual's employment other than for "Cause" (as defined below) or disability, or the individual terminates the individual's employment for "Good Reason" (as defined below), then the individual will be entitled to a lump-sum cash payment equal to (1) a multiple of one, two or three times the individual's annual base salary, plus

(2) a multiple of one, two or three times the individual's average annual bonus for the three fiscal years immediately preceding the date of termination. The multiple referred to in this paragraph is three for Mr. Kramer and two for each of Mr. Podany, Mr. Jones, Mr. Chustz and Mr. Hopkins. Each individual would also receive his salary through the date of termination and all other amounts owed to the individual at the date of termination under the Company's benefit plans. In addition, under such circumstances, the individual will be entitled to continued health and dental coverage for the individual and the individual's family for a one, two or three year period after the date of termination. The Severance Agreements provide that if certain amounts to be paid thereunder constitute "parachute payments," as defined in Section 280(G) of the Internal Revenue Code of 1986, as amended (the "Code"), the severance benefits owed to the individual may be decreased, but only if the result is to give the individual a larger after-tax benefit than if the payments are not reduced. The individual is permitted to elect the payments to be reduced.

     A "Change of Control" is defined as occurring if (1) any person or group acquires 20 percent or more of the Company's outstanding common stock or voting securities, (2) the incumbent directors cease to constitute at least a majority of the Board of Directors, (3) the shareholders approve a merger, consolidation, liquidation, dissolution or reorganization of the Company, or (4) the shareholders approve a complete liquidation or dissolution of the Company. For purposes of the Severance Agreements, "Cause" means (a) personal dishonesty by the individual intended to result in his substantial personal enrichment at the expense of the Company, (b) repeated, willful violations by the individual of his obligation to devote reasonable time and efforts to carry out his responsibilities to the Company, or (c) the conviction of the individual of a felony. "Good Reason" as used in the Severance Agreements means (i) any reduction of the individual's authority, responsibilities or compensation (excluding for this purpose specified actions by the Company not taken in bad faith and which are promptly remedied by the Company upon receipt of notice),
(ii) any required relocation of the individual to a place of business more than 35 miles from where the individual works at the time of the Change of Control,
(iii) any purported termination of the individual other than for Cause, or (iv) any failure of a successor to the Company, by merger or otherwise, to assume the Company's obligations under the Severance Agreements.

Other Compensation

     The Company provides certain personal benefits and other noncash compensation to its executive officers. For the fiscal year ended January 31, 1998, the incremental cost of providing such compensation did not exceed the minimum amounts required to be disclosed under current Securities and Exchange Commission rules for each person named in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

     Prior to August 14, 1997, the Compensation and Stock Option Committee consisted of Messrs. Wright and Eugster. From March 1978 to August 1991, Mr. Wright was a Vice President of the Company. See also "Relationship between the Company and Supervalu".

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                           OF THE BOARD OF DIRECTORS

Executive Compensation Principles

The Company's Executive Compensation Program is designed to align executive compensation with Company values and objectives, its business strategy and financial performance. In applying these principles, the Compensation and Stock Option Committee (the "Committee") believes the Executive Compensation Program must:

     . Attract and retain key executives critical to the long-term success of the Company by providing compensation levels comparable to those offered by other leading companies in the industry.
     . Reward executives for long-term strategic management and achievement of business objectives.
     .    Reward executives for the enhancement of shareholder value.
     . Support a performance oriented environment that rewards achievement of Company goals and Company performance compared to that of the industry.
     . Differentiate compensation amounts according to individual performance.

Executive Compensation Program

The executive compensation program is comprised of both cash and equity based compensation. The annual compensation consists of base salary and an annual Executive Incentive Plan (the "EIP") payment. The Committee determines the level of base salary for key executive officers. The Committee determines the base salary based on competitive norms. These competitive norms are based on a comprehensive retail study including companies having approximately 2 billion dollars in annual sales and not on the more diverse peer retail group used for purposes of the performance graph. This narrower focus is believed to be that most appropriate in fixing salaries. Additionally, the Committee seeks to fix such salaries in the medium range of those companies used for salary survey data. In establishing the base salary levels, the Committee considers:

     .    Surveys of external comparable positions.
     . Position matching validating responsibilities, organizational level and title with external comparable positions in the industry.
     . Compensation paid to comparable positions in comparably sized companies based on sales revenues derived from industry surveys.

Of these three referenced factors, the Committee places the most emphasis on surveys of external comparable positions. The Committee next weighs the compensation paid comparable positions in comparably sized companies. Finally, the Committee validates the information derived from the first two factors by ensuring accurate position matching by evaluation of responsibilities, organizational level and title.

The Committee also approves the participation of key executives in the EIP. Awards for key executive officers vary based on the Company's achievement of certain financial goals. As with base salary, the EIP is intended to be competitive with bonuses paid by other retail companies having approximately 2 billion dollars in annual sales but, in the medium range.

An analysis of the survey group compensation level indicates that, as it relates to base salary, the Company's executives, on an individual basis, receive compensation comparable to the survey norm. Since the Company has not granted stock options to its executives on an annual basis, the Company believes comparisons of the Company's stock option grants to the survey are not meaningful or appropriate.

Long-term incentives are currently provided primarily through grants of stock options and restricted stock. Under the Company's 1991 Stock Option Plan and 1995 Stock Option Plan (the "Stock Option Plans"), the Committee has the discretion to determine, among other things, the individuals to whom stock options are awarded, the number of shares subject to each option, and whether the stock options will be subject to performance criteria. In determining the award of options, the Committee considers the number of outstanding stock options held by each Stock Option Plan participant. This consideration is applied consistently to all Stock Option Plan participants including executive officers and the Chief Executive Officer. The size of stock option grants are based upon competitive practice and position level. Stock option grants align key executive officers' long-range interests with those of the shareholders by providing the key executive officers with the opportunity to build a meaningful stake in the Company. All eligible Stock Option Plan participants were granted stock option awards in the fiscal year ended January 31, 1998. The Company intends to issue additional stock options to all eligible Stock Option Plan participants every two years.

Restricted stock granted pursuant to the Company's 1993 Restricted Stock Plan is intended to encourage recipients to continue to serve the Company and its shareholders. Although the recipient receives dividends at the same rate as may be granted to owners of unrestricted shares, the restricted stock certificates are not delivered and such shares may not be sold, transferred or pledged until they vest.

Key executive officers also participate in the Company's Profit Sharing Plan, which is funded entirely by Company contributions to such Plan. In this regard, key executive officers are treated in the same manner as any other Profit Sharing Plan participant. Committee approval is not required for participation by key executives in the Profit Sharing Plan. Key executive officers may also participate in the Company's 401(k) Plan which is available to any associate meeting minimum length of service and number of hours worked standards. Under the 401(k) Plan, the Company contributes one-half of an associate's personal contribution up to a maximum of 3 percent of the associate's base earnings. Also, key executive officers may elect to defer certain annual compensation. Deferred amounts are accounted for as if invested in various accounts.

On occasion, the Committee may make adjustments to a particular executive's compensation in any given year based on circumstances unique to such executive. For example, such adjustments may recognize extraordinary efforts on a special project, or the need to compensate special talents or expertise in order to retain a key individual.

The Committee may also award additional bonus payments to certain executives when it determines that such an award is in the Company's and its shareholders' best interest. For example, on April 29, 1997, the Committee authorized certain retention bonus payments to be paid to key executives in quarterly installments over a two year period, contingent upon such executives' continued employment with the Company ("Retention Bonuses"). These Retention Bonuses are intended to enable the Company to retain its key executives in an industry which has experienced numerous business failures and significant consolidation.

Chief Executive Officer Compensation

The Committee determined the Chief Executive Officer's compensation for the fiscal year ended January 31, 1998 based upon a number of factors and criteria. The Chief Executive Officer's base salary was established based on: surveys of external comparable positions; position-matching validating responsibilities, organizational level and title with external comparable positions in the industry; compensation paid to comparable positions in comparably sized companies based on sales revenue derived from industry surveys; and Committee review of the Chief Executive Officer's individual performance. Individual performance is evaluated through regular ongoing personal contact with Committee members. As with other executive officer salaries, comparison was based on a comprehensive retail study including companies having approximately 2 billion dollars in annual sales, as opposed to the more diverse peer group used in the Performance Graph. It is noted that the base salary awarded falls well within industry norms. The EIP award consideration was based on the Company's achievement of certain financial goals which include after tax earnings. For the fiscal year ended January 31, 1998, it was determined that an EIP payment should be awarded to the President/Chief Executive Officer in an amount which was 200 percent of his targeted EIP payment, or 120 percent of his base salary. This determination was made in light of the Company's significantly improved financial performance during the fiscal year.

The Committee also awarded the Chief Executive Officer 10,000 shares of restricted stock, pursuant to the Company's 1993 Restricted Stock Plan. These shares will become vested on November 12, 1999. The Committee also awarded the Chief Executive Officer a Retention Bonus of $937,500, payable in quarterly installments over two years. The primary basis for the Committee's determination to grant such restricted stock and Retention Bonus was to provide a strong incentive for him to continue to serve the Company as Chief Executive Officer and to increase the value of the Company during the course of his employment.

The Committee is aware of the limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, on the deductibility of non-performance based compensation paid to certain executive officers of the Company to the extent it exceeds 1 million dollars per executive. The Committee believes its primary goal is to design compensation strategies that further the best interests of the Company and its shareholders. To the extent they are not inconsistent with that goal, the Committee will attempt where practical to use compensation policies and programs that preserve the deductibility of compensation expenses.

                    Compensation and Stock Option Committee
                    Jack W. Eugster, Chairman
                    Stephen E. Watson

                               PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years, with the cumulative total return on the Wilshire 5000 and the cumulative total return for the S & P Retail Composite Index selected as the Company's peer group. The comparison assumes $100 was invested on February 26, 1996 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                          Corporate Performance Graph
                           Summary Of Plotted Points

                                             Year        Year        Year         Year        Year
                                Index at    Ending      Ending      Ending       Ending      Ending
                                 2/26/93    2/25/94     2/24/95     2/23/96      2/21/97    1/31/98
                                --------    -------     -------     -------      -------    -------
ShopKo Stores, Inc.:                 100         77          63          79          114        189
Wilshire 5000 Index:                 100        110         116         156          191        239
S&P Retail Composite Index:          100        100          92         101          125        172

                                    ITEM 2

                     PROPOSED REINCORPORATION IN WISCONSIN

General

     The Board of Directors has approved a plan to reincorporate the Company in Wisconsin (the "Reincorporation"). The Reincorporation involves changing the Company's state of incorporation from Minnesota to Wisconsin through a merger of the Company into a newly-formed Wisconsin subsidiary (the "Merger") pursuant to the Agreement and Plan of Merger dated as of __________________, 1998 (the "Merger Agreement"), a copy of which is attached hereto as Appendix A.

     Following the Reincorporation, the surviving Wisconsin corporation will continue to be named "ShopKo Stores, Inc." In addition, the Reincorporation will not involve any change in the business, management, benefit plans, assets, liabilities or net worth of the Company, and the Company's current headquarters will remain in Wisconsin. Shareholders of the Company will automatically become shareholders of the Wisconsin corporation on a share-for-share basis, and the Wisconsin corporation's shares will continue to be listed on the New York Stock Exchange under the same symbol (SKO). See "Terms and Effects of the Merger," below. Shareholders will not have to exchange their stock certificates. The current certificates will represent stock in the Wisconsin corporation following the Merger.

     The Reincorporation has no material effects upon the shareholders, other than those described below. See "Certain Material Differences Between the WBCL and the MBCA."

Vote Required to Approve the Merger and the Reincorporation; Board
Recommendation

     Under the Minnesota Business Corporation Act ("MBCA") and the Company's Articles of Incorporation, the affirmative vote of a majority of the shares of Company Common Stock eligible to vote is required for the adoption and approval of the Merger Agreement and the Reincorporation. A vote for the proposal will constitute specific approval of the Merger and the Merger Agreement and all transactions and proceedings related to the Reincorporation described in this proxy statement. The Board of Directors recommends a vote FOR approval of the Reincorporation. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted in favor of the Merger Agreement and the Reincorporation.

Principal Reasons for the Reincorporation

     For many years the Company was a wholly-owned subsidiary of Supervalu Inc. ("Supervalu"). Supervalu is headquartered in Minneapolis, Minnesota, and the Company was incorporated in Minnesota as a matter of convenience. In July of 1997, Supervalu completed the disposition of its Company Common Stock which had started with the Company's initial public offering in 1991. After completion of Supervalu's disposition of its interest in the Company, the Company undertook a review of its corporate structure in light of the fact that it was now a completely independent public company. This review resulted in a number of changes including changing the Company's fiscal year to match the National Retail Federation calendar and adding several new independent board members.
The Company also reviewed several alternatives concerning the Company's state of incorporation. After a careful review of the alternatives, the Board of Directors unanimously recommended reincorporating in Wisconsin for the following reasons: 1) as a major employer in Wisconsin, the Company believes it will have the ability to influence changes in the state's corporate law which would be favorable to the Company, 2) the Reincorporation will conform the Company's legal residence to its principal place of business, 3) Wisconsin has a modern corporate statute, 4) the costs of being incorporated in Wisconsin are comparable to those of being incorporated in Minnesota and significantly less than those of being incorporated in Delaware, and 5) reincorporating in Wisconsin conforms with the practice of many other large public companies based in Wisconsin.

Terms and Effect of the Merger

     In September 1997, the Board approved and adopted the Merger Agreement. Upon shareholder approval of the Merger Agreement, the Reincorporation will occur by merging the Company into New ShopKo, Inc., a Wisconsin corporation recently organized as a wholly-owned subsidiary of the Company in order to effectuate the Merger ("New ShopKo"). Upon consummation of the Merger, New ShopKo will be the surviving corporation, and the Company will cease to exist. New ShopKo's Articles of Incorporation and By-Laws will become the Articles of Incorporation and By-Laws of the surviving corporation, except that New ShopKo's name will be changed from "New ShopKo, Inc." to "ShopKo Stores, Inc." As a result, following the Reincorporation, the surviving corporation will continue to be named "ShopKo Stores, Inc."

     The Reincorporation will not result in any change in the business, management, benefit plans, assets, liabilities or net worth of the Company, and the Company's current corporate headquarters will remain in Wisconsin. All of the assets, liabilities, subsidiaries (other than New ShopKo) and other properties of the Company, will, pursuant to the Merger Agreement, become the assets, liabilities, subsidiaries and other properties of New ShopKo to the full extent provided by law. At present, New ShopKo has only nominal assets. The directors and officers of the Company will hold the same positions with New ShopKo, and outstanding employee stock options will be automatically converted into identical rights to purchase the same number of shares of New ShopKo Common Stock, $0.01 par value per share ("New ShopKo Stock"). New ShopKo Stock will continue to be listed on the New York Stock Exchange under the same symbol
(SKO). In management's judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Shareholders should consider, however, that the corporation law of Wisconsin and the corporation law of Minnesota differ in a number of significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of certain of these differences under "Certain Material Differences Between the WBCL and the MBCA."

     At the effective time of the Reincorporation (the "Effective Time"), which is expected to be the day after the Annual Meeting, each outstanding share of the Common Stock, $0.01 par value per share, of the Company ("Company Stock") will be converted automatically into one share of New

ShopKo Stock (other than shares as to which the holder thereof has properly exercised dissenters' rights under the MBCA). As a result, shareholders will continue to own the same pro rata interest in New ShopKo after the Merger as they did in the Company before the Merger. It will not be necessary for the shareholders of the Company to exchange their existing share certificates for share certificates of New ShopKo Stock; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Reincorporation, delivery of previously outstanding share certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of New ShopKo Stock. The Company currently has authority to issue 95,000,000 shares of capital stock, of which 75,000,000 are designated as Common Stock and 20,000,000 shares are designated as Preferred Stock. New ShopKo, on or before the Effective Time, will have authority to issue exactly the same number of shares of capital stock with the same designations.

     The rights, powers and privileges of, and limitations on, the shareholders of the Company are presently governed by the MBCA and by the terms and provisions of the Restated Articles of Incorporation, as amended, and By-Laws of the Company (the "Company's Articles" and the "Company's By-Laws," respectively). After the Reincorporation, the rights, powers and privileges of, and limitations on, the shareholders of New ShopKo will be governed by the Wisconsin Business Corporation Act (the "WBCL") and by the terms and provisions of the Articles of Incorporation and By-Laws of New ShopKo ("New ShopKo's Articles" and "New ShopKo's By-Laws," respectively). New ShopKo's Articles (attached as Appendix B) and New ShopKo's By-Laws (attached as Appendix C) are substantially similar, in all material respects, to the Company's Articles and the Company's By-Laws except for changes prompted by the differences between the WBCL and the MBCA, and except as otherwise described below. Copies of the Company's Articles and the Company's By-Laws may be obtained without charge by contacting Mr. Richard D. Schepp, Secretary, ShopKo Stores, Inc., 700 Pilgrim Way, Green Bay, Wisconsin 54307-9060. On September 24, 1997 (the date of the public announcement of the proposed Reincorporation), the high and low sales prices of shares of the Company Stock were $27.25 and $27.00, respectively, as reported on the New York Stock Exchange Composite Tape.

Terms of the Common Stock -- In General

     Following the Reincorporation, many of the inherent rights of shareholders of New ShopKo will be virtually identical to the existing rights of shareholders of the Company. The foregoing descriptions, as well as the other descriptions herein, are descriptions of the material similarities and differences in shareholder rights resulting from the Reincorporation, but are only summaries and are qualified in their entirety by reference to the actual provisions of the Company's Articles, the Company's By-Laws, New ShopKo's Articles, New ShopKo's By-Laws, the WBCL and the MBCA.

     After the Reincorporation, record holders of New ShopKo Stock will be entitled to one vote on all matters to be voted on by shareholders for each share of New ShopKo Stock held. Voting rights will not be cumulative, and, therefore, holders of a majority of the New ShopKo Stock will be able to elect all of New ShopKo's directors. Holders of New ShopKo Stock will be entitled to receive dividends when, as and if declared by the Board of Directors of New ShopKo in its discretion out of funds legally available therefor. Subject to the rights of any New ShopKo Preferred Stock, $0.01 par value ("New Preferred Stock"), outstanding, the holders of New ShopKo Stock will be entitled to receive on a pro rata basis all assets remaining for distribution to shareholders. The New ShopKo Stock will not have preemptive or other subscription rights, any conversion rights or any sinking fund provisions.

     New ShopKo's Board of Directors will also be authorized, without further shareholder action, to issue New Preferred Stock in one or more series and to fix and determine the relative rights and preferences thereof, including voting rights, dividend rights, liquidation rights, redemption provisions, sinking fund provisions and/or conversion rights. Although there is no current intention to do so, the Board of Directors of New ShopKo may, without shareholder approval, issue New Preferred Stock with voting, dividend, liquidation and/or other rights that could adversely affect the holders of New ShopKo Stock and that could have the effect of delaying, deferring or preventing a change in control of New ShopKo.

     New ShopKo's Articles divide the Board of Directors of New ShopKo into three classes serving staggered three-year terms. As a result, at least two annual shareholders meetings will generally be required for shareholders to effect a change of a majority of the Board of Directors of New ShopKo. Any director, or the entire Board of Directors, of New ShopKo may be removed from office only for cause. These provisions in New ShopKo's Articles require a 75 percent vote of shareholders for amendment or repeal.

     New ShopKo's By-Laws establish procedures, including advance notice procedures, for considering at any annual shareholders meeting the nomination, other than by the Board of Directors, of candidates for election as directors, and for other shareholder proposals. In general, notice must be received by New ShopKo at least 120 days prior to the anniversary date of the annual meeting of shareholders in the immediately preceding year and must contain certain specified information concerning, among other things, any person nominated for director, the shareholder submitting the proposal or nomination, and the shareholder's interest in any proposal. The Board of Directors determined to make these changes in the by-laws regardless of whether or not the Company reincorporated in Wisconsin. These provisions in New ShopKo's By-Laws may be amended by the Board of Directors or by a 75 percent vote of the shareholders.

Certain Material Differences Between the WBCL and the MBCA

     Although it is impractical to note all of the differences between the corporation laws of Wisconsin and Minnesota, summarized below are certain material differences between the WBCL and the MBCA which could affect the rights of shareholders. Certain of these differences could be considered to have an "anti-takeover effect." See "Certain Anti-takeover Effects of the Reincorporation," below.

     Potential Statutory Shareholder Liability for Debts to Employees. The WBCL provides that shareholders of Wisconsin domestic corporations are personally liable, up to the par value of the shares ($0.01 per share in the case of the New ShopKo Stock), for all debts owed by the corporation to employees for services performed, but not exceeding six month's service in any one case. While the WBCL specifies that such liability is limited to the par value of the shares, "par value" has been interpreted by a Wisconsin trial court to mean the consideration paid to the corporation for its shares. The decision was affirmed by a split decision of the Wisconsin Supreme Court with one justice abstaining. Although there is no similar provision under Minnesota law, Wisconsin courts have held the predecessor of this provision of the WBCL to be applicable to foreign corporations registered to do business in Wisconsin. As a result, this provision may already be applicable to the Company.

     Shareholder Action By Consent. Under the MBCA, any action which may be taken by the shareholders at a meeting may be taken without a meeting only by unanimous written consent of all shareholders entitled to vote on the action. Under the WBCL, shareholders of a corporation may take action without a meeting only by unanimous written consent action or, if a Wisconsin corporation so elects in its articles of incorporation, by less than unanimous written consent. New ShopKo's Articles do not provide for shareholder consent actions to be taken by less than a unanimous written consent. Therefore, any shareholder action taken after the Effective Time will continue to require a shareholders' meeting or the consent of every shareholder of New ShopKo.

     Amendment of Articles and By-Laws. Under the MBCA, the Company's Articles generally can be amended if the proposed amendment is approved by the Board of Directors and by holders of a majority of the shares of the Company Stock. The Company's Articles require a supermajority vote to amend certain provisions thereof, including the "Board of Directors," business combination and "Rights" provisions. The MBCA provides that unless reserved by the articles to the shareholders, the power to adopt, amend or repeal a corporation's by-laws is vested in the board, subject to the power of the shareholders to adopt, amend or repeal the by-laws. After adoption of initial by-laws, the board of directors of a Minnesota corporation cannot adopt, amend or repeal a by-law fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the board or fixing the number of directors or their classifications, qualifications or terms of office, but may adopt or amend a by-law to increase the number of directors.

     Under the WBCL, New ShopKo's Articles can be amended if the shareholder votes cast in favor of the amendment exceed the shareholder votes cast against the amendment. The Board of Directors of New ShopKo may condition its submission to shareholders of a proposed amendment on any basis, including requiring a greater vote of shareholders to approve the amendment. Consistent with the Company's Articles, New ShopKo's Articles require a 75 percent vote of shareholders to amend the provisions thereof relating to the board of directors and business combinations, and also require a 75 percent vote of shareholders to amend the provisions relating to amendment of by-laws and articles of incorporation. New ShopKo's By-Laws can be amended by a vote of not less than a majority of the entire Board of Directors of New ShopKo, or by the affirmative vote of the holders of not less than 75 percent of the outstanding shares of capital stock of New ShopKo and the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon.

     Inspection of Shareholders' List and Corporate Records. Under the MBCA, a shareholder has the right to examine and copy the corporation's share register and other corporate records upon written demand, which demand states a proper purpose for the examination of such records. Under the WBCL, in order to inspect and copy the corporate records of a corporation, including the corporation's shareholder list, a shareholder must have been a shareholder of the corporation for at least six months before making a demand or the shareholder must hold at least 5 percent of the outstanding stock of the corporation. Furthermore, a shareholder's demand must be made at least five business days before the date on which he or she wishes to inspect and copy the records and must be made in good faith and for a proper purpose. In addition to the right to inspect corporate records generally, under the WBCL, all shareholders may inspect the corporation's shareholder list beginning two business days after the notice of a meeting of shareholders is given and ending at the conclusion of the meeting.

     Dissenters' Rights. Under the MBCA, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court. The MBCA, in general, affords dissenters' rights in the event of certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, the sale or other disposition of substantially all corporate assets, or certain mergers and statutory share exchanges involving the corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held. Shareholders of the Company have the right to dissent from the Merger and Reincorporation. See "The Merger -- Dissenters' Rights" below.

     Under the WBCL, absent a contrary provision in the corporation's articles of incorporation, dissenters' rights are not available to holders of shares registered on a national securities exchange, or quoted on the National Association of Securities Dealers' Automated Quotation system in most circumstances. As a result, assuming the continued listing of the New ShopKo Stock on the New York Stock Exchange, shareholders of New ShopKo will not be entitled to dissenters' rights with respect to any future merger or sale of all or substantially all of the assets of New ShopKo which might occur following the Reincorporation, regardless of the form of consideration to be received by shareholders.

     Dividends. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount, if any, payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Wisconsin corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business as they become due and that the total assets of the corporation after the dividend would not be less than the sum of the corporation's liabilities, plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     Indemnification and Limitation on Director and Officer Liability. Unless limited by the articles of incorporation or by-laws of a corporation, the MBCA provides for mandatory indemnification of a director, officer, employee or committee member against certain liabilities and expenses if such person (i) acted in good faith; (ii) received no improper personal benefit; (iii) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (iv) depending upon the capacity in which such person was serving, either believed the conduct was in the best interests of the corporation or believed that the conduct was not opposed to the best interests of the corporation. The Company's By-Laws provide for indemnification of its directors and officers to the extent permitted by the MBCA.

     The WBCL and New ShopKo's By-Laws provide for mandatory indemnification of a director or officer against certain liabilities and expenses (i) to the extent such officers or directors are successful in the defense of a proceeding (i.e., any threatened, pending or completed civil, criminal, administrative or investigative suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the Company or by any other person) and (ii) in proceedings in which the director or officer is not successful in the defense thereof, unless it is determined that the director or officer breached or failed to perform his or her duties to the corporation and such breach or failure constituted: (a) a willful failure by the director or officer to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer had a material conflict of interest; (b) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (c) a transaction from which the director or officer derived an improper personal profit; (d) willful misconduct. The WBCL specifically states that it is the public policy of Wisconsin to require or permit indemnification in connection with a proceeding involving federal or state securities regulation, as described therein, to the extent otherwise required or permitted under the WBCL. In the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the federal securities laws is against public policy and is therefore unenforceable. New ShopKo's By-Laws also require the advance payment of directors' and officers' expenses incurred in connection with any proceeding, provided certain procedural requirements are followed.

     The WBCL provides for permissive indemnification of a director or officer in the corporation's articles of incorporation or by-laws, by resolution of the corporation's board of directors or by written agreement against certain liabilities and expenses, provided that it is determined that the director or officer did not breach or fail to perform a duty that he or she owes to the corporation which constitutes conduct described in (a)-(d), above. New ShopKo has currently not elected to expand the rights of indemnification for its officers and directors beyond that contained in New ShopKo's By-Laws and the WBCL. The MBCA provides only for mandatory indemnification as described above.

     The MBCA permits a corporation to adopt a provision in its articles of incorporation, which the Company has done, which limits a director's personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty, except for conduct involving: (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

(iii) declarations of illegal distributions and certain violations of Minnesota securities laws; or (iv) participation in a transaction from which the director received an improper personal benefit.

     The WBCL automatically limits the liability of directors of Wisconsin corporations, unless the corporation's articles of incorporation provide otherwise. Under the WBCL, the personal liability of a director to the corporation and its shareholders is eliminated, except where the liability is based on a breach of the director's duty to the corporation and its shareholders and such breach constitutes (i) the director's willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director had a material conflict of interest; (ii) a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful; (iii) a transaction from which the director derived an improper personal profit; or (iv) willful misconduct. A director may also be found personally liable to a corporation for the amount of a distribution made in violation of the WBCL if the director's vote constitutes conduct described in the preceding sentence. New ShopKo's Articles do not limit the director's immunity provided by the WBCL.

     To the extent that following the Reincorporation the indemnification and limitation of director liability provisions are more favorable to directors and executive officers, these persons have a personal interest in the Reincorporation.

     The Company's By-Laws provide for director indemnification to the full extent provided by Minnesota law. Similarly, New ShopKo's By-Laws provide for director indemnification to the full extent permitted by the WBCL.

     Vacancies on the Board of Directors. Under the MBCA, unless a corporation's articles of incorporation or by-laws provide otherwise, (i) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (ii) a newly created directorship resulting from an increase in the number of directors may be filled by the vote of a majority of the directors serving at the time of the increase and (iii) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's Articles and By-Laws follow these provisions.

     Under the WBCL, a director appointed by the directors or shareholders to fill a vacancy on a corporation's board of directors shall hold office until a successor is elected at the next annual shareholder meeting, unless the articles of incorporation or by-laws of such corporation classify the board of directors into groups, in which case the appointed director holds office for the remaining term of the class of directors to which he or she was appointed. Both the Company's Articles and New ShopKo's Articles provide for a classified board of directors.

     Interested Director Transactions. Both the MBCA and WBCL provide for the ratification of transactions with a corporation in which a director has an interest. Under the MBCA, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers or legal representatives, have a material financial interest, is not void or voidable solely by reason of the conflict, provided that the contract or transaction is fair and reasonable at the time it is authorized, is ratified in good faith after full disclosure by two-thirds of the voting power of the shares of the corporation (excluding the shares owned by the interested director) or by unanimous vote, is authorized in good faith by a majority of the disinterested members of the board of directors or a committee after full disclosure, or is an excluded transaction under the statute. Approval of interested director transactions under the WBCL is comparable to the MBCA, except that shareholder approval under the WBCL requires the affirmative vote of a majority, rather than two-thirds, of the voting power of shares entitled to vote.

     Reliance by Directors or Officers on Reports of Others. The MBCA provides that directors of a corporation may rely upon reports (including information, opinions or statements, including financial statements and other financial data) if such reports are prepared or presented by: (i) officers or employees of the corporation reasonably believed to be reliable and competent in the matters presented; (ii) professionals as to matters reasonably believed to be within such person's professional or expert competence; and (iii) as to matters within its delegated authority, committees of the corporation's board of directors (of which committee the director is not a member) reasonably believed to merit confidence. A director does not have the right to rely on reports of others if such director has knowledge of the matter which makes such reliance unwarranted. The right to rely on the reports of others does not extend to officers of the corporation.

     The WBCL provides that, unless a director or officer has knowledge that makes reliance unwarranted, such director or officer, in discharging his or her duties to the corporation, may rely on information, opinions, reports or statements (including valuation reports, financial statements and other financial data) if prepared or presented by any of the following: (i) an officer or employee of the corporation whom the director or officer believes in good faith to be reliable and competent with respect to the matters presented;
(ii) legal counsel, public accountants or other persons as to matters that the director or officer believes in good faith are within the person's professional or expert competence; or (iii) in the case of reliance by a director, a committee of the board of directors of which the director is not a member if the director believes in good faith that the committee merits confidence.

     Treasury Shares. Treasury shares are not permitted under the MBCA. If a corporation acquires its own shares, then any of the acquired shares which are not pledged by the corporation as security for the future payment of the purchase price for the shares constitute authorized but unissued shares of the corporation, unless the articles of incorporation prohibit the reissuance of such shares. The Company's Articles do not prohibit the reissuance of shares acquired by the Company. Under the WBCL, unless the corporation's articles of incorporation or resolutions of the board of directors provide otherwise, if a corporation acquires its own shares, those shares become treasury shares. Treasury shares are not outstanding shares, and, therefore, do not receive any dividends and do not have voting rights. Neither New ShopKo's Articles nor resolutions of New ShopKo's Board prohibit treasury shares. Pursuant to the Merger Agreement, the 8,174,387 shares of Company Stock purchased by the Company on July 2, 1997 from a subsidiary of Supervalu will automatically become treasury shares of New ShopKo upon completion of the merger.

     Certain Anti-takeover Effects of the Reincorporation -- General. Both the MBCA and the WBCL contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. One of the consequences of the

Reincorporation is that it may be more difficult for a third party to acquire control of the Company, and, therefore, directors and executive officers might be considered to have a personal interest in the Reincorporation.

     In addition, certain provisions of New ShopKo's Articles and New ShopKo's By-Laws are substantially similar to the Company's Articles and the Company's By-Laws. These provisions, including New ShopKo's classified board of directors, the inability of New ShopKo shareholders to remove directors without cause or to take action by consent (other than by unanimous consent), New ShopKo's advance notice procedures to nominate candidates for directors or for other shareholder proposals, and the existence of "blank check" Preferred Stock and the "rights plan," may also have an anti-takeover effects.

     The Reincorporation is not recommended in response to any proposed business combination or effort to accumulate Company Stock, and the Company's Board is not currently aware of such a proposal or effort. The anti-takeover provisions of the MBCA and the WBCL differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences.

     Business Combination Statutes. Both Wisconsin and Minnesota have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statutes argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken-up. Furthermore, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

     The MBCA prohibits a publicly held Minnesota corporation from engaging in a "business combination" (defined to include, subject to certain exceptions, a merger, a statutory share exchange or a disposition of assets constituting 10 percent or more of the aggregate market value of all the assets or capital stock of a corporation or of its earning power or net income) with an "interested shareholder" (defined to include the beneficial owner of at least 10 percent of the voting power of the outstanding shares) for four years following the date on which such person became an interested shareholder, unless a committee of all of the board of directors' disinterested directors approves the business combination or the 10 percent or greater stock ownership before the interested shareholder's share acquisition date (i.e., the date on which the shareholder became an interested shareholder). No restrictions apply to a business combination after the four year period expires. The MBCA permits a corporation to opt out of the restrictions on business combinations under certain circumstances. The Company has not opted out of these restrictions.

     For purposes of selecting a committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee, of the public corporation, or of a related corporation or other organization. The committee must consider and act on any written, good faith definitive proposal to acquire shares or engage in a business combination. The committee must consider and take action on the definitive proposal and within 30 days render a decision in writing regarding the proposal.

     The WBCL prohibits a "resident domestic corporation" (an "RDC," defined to include a Wisconsin corporation with (i) its principal offices located in Wisconsin, (ii) significant business operations in Wisconsin, (iii) Wisconsin residents constituting more than 10 percent of the corporation's shareholders or
(iv) Wisconsin residents holding more than 10 percent of the corporation's shares) from entering into a "business combination" (defined to include a merger, share exchange or a disposition of 5 percent or more of the aggregate market value of all the assets or capital stock of a corporation) with an "interested stockholder" (defined to include the beneficial owner of at least 10 percent of the voting power of the outstanding stock) for three years following the stock acquisition date (i.e., the date the person became an interested stockholder), unless the board of directors approves the business combination or the purchase of stock by the interested stockholder before the stock acquisition date. Business combinations after the three-year period following the stock acquisition date are permitted only if: (i) the board of directors approved the acquisition of the stock prior to the stock acquisition date; (ii) the business combination is approved by a majority of the outstanding voting stock not beneficially owned by the interested stockholder; or (iii) the consideration to be received by shareholders meets certain requirements of the statute with respect to form and amount.

     The Wisconsin and Minnesota business combination statutes differ in several respects. An interested shareholder must wait four years in Minnesota to engage in a business combination, while the waiting period is only three years in Wisconsin. Certain business combinations in Wisconsin have a lower threshold for triggering the prohibitions of the business combination statute than in Minnesota. In addition, Wisconsin continues to prohibit business combinations after its three year waiting period unless appropriate approval is received. Finally, the MBCA permits a corporation to opt out of the business combination statutes in its articles of incorporation or by-laws. However, neither the Company's Articles nor the Company's By-Laws contain such an opt out provision. Furthermore, both the Company's Articles and New ShopKo's Articles require a supermajority vote of shareholders, in addition to the approval required under the MBCA and the WBCL, respectively, to approve certain business combinations.

     Fair Price Statute. The MBCA prohibits an offeror from acquiring by merger, share exchange or otherwise shares of a publicly held corporation within two years following the offeror's last purchase of shares pursuant to a takeover offer (i.e., a tender offer), unless the shareholder is afforded, at the time of the proposed acquisition, a reasonable opportunity to dispose of his or her shares to the offeror upon substantially equivalent terms as those provided in the earlier takeover offer. This provision of the MBCA does not apply to an acquisition of shares described above if the proposed acquisition is approved by a committee of all disinterested directors before the purchase of any shares by the offeror pursuant to the earlier takeover offer.

     The WBCL provides that certain mergers, share exchanges or sales, leases, exchanges or other dispositions of assets in a transaction involving an RDC and a "significant shareholder" (or a corporation which is or will be an affiliate of a significant shareholder) are subject to approval by a supermajority vote of shareholders, in addition to any approval otherwise required. A "significant shareholder" is defined as a person who beneficially owns, directly or indirectly, 10 percent or more of the voting stock of the RDC or an affiliate of the RDC which beneficially owned, directly or indirectly, 10 percent or more of the voting stock of the RDC within the last two years. Such business combination must be approved by 80 percent of the voting power of the RDC's stock and at least two-thirds of the voting power of the RDC's stock not beneficially held by the significant shareholder who is a party to the relevant transaction (or any of its affiliates or associates), in each case voting together as a single group, unless the following fair price standards have been met: (i) the aggregate value of the per share consideration (cash and non-cash) is equal to the highest of (a) the highest price paid for any common shares of the corporation by the significant shareholder in the transaction in which it became a significant shareholder or within two years before the date of the business combination, whichever is higher, (b) the market value of the RDC's shares on the date of commencement of any tender offer initiated by the significant shareholder, the date on which the person became a significant shareholder or the date of the first public announcement of the proposed business combination, whichever is highest, or (c) the highest liquidation or dissolution distribution to which holders of the shares would be entitled, and
(ii) either cash, or the form of consideration used by the significant shareholder to acquire the largest number of shares, is offered.

     Control Share Acquisition. The MBCA establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting to acquire a substantial number of shares of a Minnesota corporation. Specifically, the MBCA states that, unless the articles of incorporation or by-laws approved by the shareholders provide otherwise, if a person acquires a number of shares that exceed one-fifth, one-third or one-half of the voting power of a public corporation, those excess shares lose their voting rights.
The voting rights of the acquired shares regain their voting rights only if (i) the acquiring person discloses certain information to the issuing public corporation and (ii) the shareholders grant voting rights to such shares by a resolution approved by a majority of the outstanding shares and by a majority of the outstanding shares that are not owned by the acquiring shareholder or officers or directors or employees of the corporation, at an annual or special meeting. If the acquiring person fails to disclose certain information to the corporation or the shareholders fail to approve a resolution granting voting rights to the acquired shares, the board of directors may redeem all of the excess shares at their market value. The MBCA control share acquisition statute applies unless the public corporation opts out of the statute in its articles or by-laws approved by the shareholders. Neither the Company's Articles nor the Company's By-Laws contain a provision opting out of the MBCA control share acquisition statute.

     Under the WBCL, the voting power of shares, including shares issuable upon conversion of convertible securities or exercise of options or warrants, of an RDC held by any person or persons acting as a group in excess of one-fifth of the voting power in the election of directors is limited to 10 percent of the full voting power of those excess shares. This restriction does not apply to shares acquired (a) under an agreement entered into before the corporation was an RDC, (b) directly acquired from the RDC, (c) in certain specified non-market transactions (i.e., gifts, distributions upon death and pledges) or (d) in a transaction in which the corporation's shareholders have approved restoration of the full voting power of the otherwise restricted shares. The WBCL does not contain a provision permitting the board of directors to redeem control shares. The WBCL control share acquisition statute applies unless the RDC opts out of the statute in its articles or by-laws. Neither New ShopKo's Articles nor New ShopKo's By-Laws contain a provision opting out of the WBCL control share acquisition statute.

     Anti-Greenmail Statute. Both Minnesota and Wisconsin have statutes which are intended to preclude a corporation from repurchasing large blocks of its stock for a premium over its market value. The MBCA provides that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares have been owned by that person for less than two years and the purchase price would exceed the market value of those shares. However, such a purchase will not violate the MBCA if the purchase is approved at a meeting of the corporation's shareholders by a majority of the voting power of all shares entitled to vote, or if the corporation's offer to purchase is made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted and the offer to purchase from such person is at least equal in value (per share) to the offer to purchase from the other shareholders.

     The WBCL provides that, in addition to the vote otherwise required by law or the articles of incorporation of an RDC, the approval by a majority vote of the holders of the corporation's shares entitled to vote is required before such RDC can take certain actions while a takeover offer is being made or after a takeover offer has been publicly announced and before it is concluded. Under the WBCL, shareholder approval is required for an RDC to (i) acquire more than 5 percent of the RDC's outstanding voting shares at a price above the market price from any individual or organization that owns more than 3 percent of the outstanding voting shares of the RDC and has held such shares for less than two years, unless a similar offer is made to acquire all voting shares or (ii) sell or option assets of the RDC which amount to at least 10 percent of the market value of the RDC, unless the RDC has at least three independent directors or a majority of the independent directors vote not to have this provision apply to the corporation. The Company currently has three independent directors and, so long as New ShopKo continues to maintain at least three independent directors, the provisions of the WBCL described in clause (ii), above, would not apply to New ShopKo after the Reincorporation.

     Amendment of Compensation Agreements. The MBCA contains a provision which prohibits a publicly held corporation from entering into or amending agreements that increase current or future compensation of any officer or director (other than routine increases) during any tender offer or request or invitation for tenders (commonly referred to as a "golden parachute"). The WBCL does not have a comparable provision.

Accounting Treatment of the Merger

     Under generally accepted accounting principles, the Merger and the Reincorporation will not result in any gain or loss to the Company or New ShopKo. The assets, liabilities and shareholders' equity of the Company will become the assets, liabilities and shareholders' equity of New ShopKo, without any changes in amounts or classifications.

Federal Income Tax Consequences of the Reincorporation

     The Merger and Reincorporation will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the automatic conversion of the Company's Stock into New ShopKo Stock in the Merger. Each shareholder whose shares are converted from the Company's Stock into New ShopKo Stock will have the same basis in his or her New ShopKo Stock as he or she had in his or her Company Stock, and his or her holding period of New ShopKo Stock will include the period during which he or she held the corresponding shares of the Company Stock (provided that such corresponding shares were held by him or her as a capital asset on the Effective
Date). No gain or loss will be recognized by the Company or New ShopKo as a result of the Reincorporation.

     No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state or local tax consequences of the proposed Reincorporation and the reporting thereof in view of the shareholder's individual circumstances.

     It is expected that, following shareholder approval, the Reincorporation will be consummated as soon as practicable by the filing of Articles of Merger with the Minnesota Secretary of State and with the Wisconsin Department of Financial Institutions. No other federal or state regulatory approval is required in order to consummate the Reincorporation.

     The Board may amend, modify and supplement the Merger Agreement before or after shareholder approval; provided, however, that no such amendment, modification or supplement may be made or become effective after shareholder approval which, in the judgment of the Company's Board of Directors, would have a materially adverse effect upon the rights of the Company's shareholders in any manner not permitted under applicable law. Shareholders will be notified of any change to the Merger Agreement (before or after shareholder approval), other than immaterial changes. The Merger Agreement may be terminated and the Reincorporation may be abandoned, notwithstanding shareholder approval, by the Company's Board of Directors at any time before consummation of the Reincorporation in the unlikely event that the Board should determine that in its judgment the Reincorporation is no longer in the best interests of the Company and its shareholders.

The Merger -- Dissenters' Rights

     Sections 302A.471 and 302A.473 of the MBCA grant any shareholder of the Company of record on March 20, 1998 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value immediately prior to the Effective Time of the Merger. It is the present intention of the Company to abandon the Merger in the event that a large number of shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

     To be entitled to payment under Sections 302A.471 and 302A.473 of the MBCA, the dissenting shareholder must file prior to the vote for the Merger Agreement and Reincorporation a written notice of intent to demand payment of the fair value of the shares and must not vote in favor of the Merger Agreement and Reincorporation; provided, however, that such demand shall be of no force and effect if the Merger and Reincorporation is not effected. The submission of a blank proxy will constitute a vote in favor of the Merger and Reincorporation and a waiver of dissenter's rights. The liability of the Company to the dissenting shareholder for the fair value of the shares shall also be the liability of New ShopKo when and if the Merger and Reincorporation is consummated, and any references to the "Company" in this section means the surviving corporation after the Effective Time of the Merger. Any shareholder contemplating exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to effect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

     The description of dissenters' rights and procedures herein does not purport to be complete and is qualified in its entirety by reference to Sections 302A.471 and 302A.473.

     Shareholders of the Company who do not demand payment for their shares as provided above and in Section 302A.473 of the MBCA shall not be entitled to dissenters' rights. A vote against the Merger and Reincorporation, however, is not necessary to entitle dissenting shareholders to require the Company to purchase their shares.

     If and when the proposed Merger Agreement and Reincorporation is approved by shareholders of the Company and is not abandoned by the Company's Board of Directors, the Company shall notify all shareholders who have dissented as provided above of:

     1. The address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

     2. A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     3. A copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares under such sections.

     To receive the fair value for the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given by the Company. Under the MBCA, notice by mail is given by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates within the 30 day period will lose the right to receive the fair value of the shares, notwithstanding the timely filing of the first notice of intent to demand payment. After the Effective Time of the Merger and Reincorporation or the receipt of the demand, whichever is later, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the

Company estimates to be the fair value of such shareholder's shares, plus interest. For the purpose of dissenters' rights under Sections 302A.471 and 302A.473, "interest" means interest commencing five days after the Effective Time up to and including the date of payment, calculated at the rate provided in Minnesota Statutes Section 549.09 (presently 5.00 percent). The payment must be accompanied by (i) the Company's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the Effective Time and the Company's latest available interim financial statements, (ii) an estimate by the Company of the fair value of the shares and a brief description of the method used by the Company to reach such estimate and (iii) a copy of Sections 302A.471 and 302A.473, and a brief description of the procedure to be followed in demanding supplemental payment.

     If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the shareholder may give written notice to the Company of the dissenting shareholder's estimate of fair value, with interest, within 30 days after the Company mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND (INCLUDING A WRITTEN NOTICE OF SUCH ESTIMATE) WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY.

     The Company may withhold such remittance with respect to shares for which the dissenting shareholder demanding payment was not the registered owner (or the person on whose behalf such dissenting shareholder acts was not the beneficial owner) as of the first public announcement date of the Merger (the "Public Announcement Date"). As to each such dissenting shareholder who has validly demanded payment but with respect to which the Company plans to withhold remittance, following the Effective Time or the receipt of demand, whichever is later, the Company will mail to the dissenting shareholder the materials described in the preceding paragraph, a statement of the reason for withholding the remittance, and an offer to pay to the dissenting shareholder the amount listed in the materials, with interest, if any, if the dissenting shareholder agrees to accept that amount in full satisfaction. If such dissenting shareholder believes that the Company's offer is for less than the fair value of the shares with interest, such dissenting shareholder may give written notice to the Company of the dissenting shareholder's estimate of the fair value, with interest, within 30 days after the mailing of the Company's offer and demand payment of this amount. If the dissenting shareholder fails to give written notice of such estimate to the Company within such thirty day period, such dissenting shareholder will be entitled only to the amount offered by the Company.

     Within 60 days after the Company receives such a demand from a shareholder (including both a dissenting shareholder who purchased shares on or prior to the Public Announcement Date and a dissenting shareholder who purchased shares thereafter), it will be required (if such shareholder satisfied the statutory demand requirements) either to pay the shareholder the amount demanded or agreed to after discussion between the shareholder and the Company or to file in a court of competent jurisdiction in Hennepin County, Minnesota, a petition requesting that the court determine the statutory fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and for all such shareholders who have fully complied and not forfeited statutory dissenters' rights, will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by the Company or a shareholder. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. Each dissenting shareholder is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, with interest, exceeds the amount, if any, previously remitted by the Company to the dissenting shareholder. However, under the statute, dissenting shareholders are not liable to the Company for the amount, if any, by which payments remitted by the Company to the dissenting shareholders exceed the fair value of such shares determined by the court, with interest. Under Section 302A.471, Subd. 2, beneficial owners of shares who desire to exercise statutory dissenters' rights themselves must obtain and submit the registered owner's written consent at or before the time they deposit their stock certificates and demand for payment with the Company. The costs and expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious or not in good faith. If the court finds that the Company has failed to comply substantially with Section 302A.473, the court also may assess against the Company such fees and expenses, if any, of attorneys and experts as the court deems equitable. Such fees and expenses may also be assessed against any person who has acted arbitrarily, vexatiously or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     Under Section 302A.471, Subd. 2, a shareholder of the Company may not assert dissenters' rights with respect to less than all of the shares registered in the shareholder's name, unless the shareholder dissents with respect to all shares beneficially owned by another person and discloses the name and address of such other person.

     The fair value of the Company's shares means the value of the shares immediately before the Effective Time of the Merger and Reincorporation. Under
Section 302A.471, a shareholder of the Company has no right at law or equity to set aside the adoption of the Merger Agreement or the consummation of the Merger and Reincorporation, unless such adoption or such consummation is fraudulent with respect to such shareholder or the Company.

     Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with the Company.

                                    ITEM 3

          PROPOSAL TO APPROVE THE COMPANY'S 1998 STOCK INCENTIVE PLAN

     The purpose of the 1998 Stock Incentive Plan (the "Plan") is to provide a means to attract and retain high quality individuals, to motivate key personnel to achieve the long-term goals of the Company, to provide incentive compensation opportunities to the key personnel of the Company that are competitive with those of similar companies, and to further align the interests of key personnel who participate in the Plan with those of the Company's shareholders through compensation that is based on the value of the Company's Common Stock. The Board of Directors adopted the Plan on January 14, 1998, subject to shareholder approval. The following summary of the material features of the Plan is subject in all respects to the complete text of the Plan, a copy of which is attached to this Proxy Statement as Appendix E.

     The Board of Directors has delegated administration of the Plan to the Compensation and Stock Option Committee (the "Committee"). Under the Plan, the Committee may grant (i) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-qualified stock options, and (iii) shares of stock or the right to receive shares of stock in the future (or their cash equivalent or a combination of both) ("Stock Awards") (options and Stock Awards are collectively referred to as "Awards"), to certain key personnel of the Company and its related companies (defined to include any corporation, joint venture, limited liability company, or other business entity in which the Company has a significant direct or indirect equity interest). The Committee has final authority, subject to the express provisions of the Plan, to determine to whom Awards shall be granted; to determine the types of Awards and the numbers of shares covered by the Awards; to determine the terms, conditions, performance criteria, restrictions and other provisions of each Award, and to cancel or suspend Awards; to determine the terms and provisions of any agreements made pursuant to the Plan; and to make all other determinations that may be necessary or advisable for the administration of the Plan. In making such Award determinations, the Committee may take into account the nature of the services rendered by the respective personnel, their present and potential contribution to the Company's success and such other factors as the Committee deems relevant. The Board of Directors has the non-exclusive power to exercise the authority of the Committee with respect to Awards to non-employee directors of the Company and its related companies. The Plan provides for accelerated vesting of Awards upon the occurrence of certain "change of control" transactions as described in the Plan.

     Incentive stock options may be granted under the Plan to full or part-time employees, including officers and directors who are also employees, of the Company and its related companies (as defined above) (together, the "Employees"). There are presently approximately 700 Employees who could be selected by the Committee for participation in the Plan. In addition, non-qualified stock options and Stock Awards may be granted to Employees and non-employee directors.

     Subject to the Committee's authority to adjust the number and kind of shares subject to each outstanding Award and the exercise price in the event of certain corporate transactions involving the Company, the aggregate number of shares of Common Stock which may be issued under the Plan is

1,250,000 shares. Award limits established under the Plan are as follows: the maximum number of shares of Common Stock which may be issued pursuant to incentive stock options is 500,000, the maximum number of shares of Common Stock covered by options granted to any one individual is 500,000 in any one calendar year, and the maximum value of Stock Awards granted to any one person is $5,000,000.

     The period during which incentive stock options may be granted under the Plan will expire on January 14, 2008, and the term of each option granted under the Plan will expire not more than ten years from the date of grant. Each option granted will specify an exercise price or prices; provided, however, that no option may be granted with a per share exercise price less than the fair market value per share of Common Stock on the date of grant. The Plan does not allow the repricing of options after grant except in the event of stock splits, stock dividends, and similar transactions. At the discretion of the Committee, options may be exercised in full at any time, from time to time or in installments, or upon the occurrence of specified events. An option may be exercised as to any or all of the shares covered by the option by delivering written notice of exercise to the Secretary of the Company, accompanied by full payment of the exercise price for such shares. Payment of the exercise price must be made in cash, by tendering previously owned shares of Common Stock or by authorizing a third party to sell shares of the Common Stock acquired upon exercise of an option and remitting the purchase price to the Company.

     The Plan may be terminated or amended by the Board of Directors of the Company. The Board of Directors may not, without approval of the shareholders of the Company, increase the number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan, except for increases resulting from certain corporate transactions involving the Company. Awards to be granted under the Plan are not determinable as of the date of this Proxy Statement. The closing sale price of the Common Stock on March ____, 1998 was $______.

                    Certain Federal Income Tax Consequences

     The following brief description of the tax consequences of the grant and exercise of Awards under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences. Awards granted under the Plan may be either incentive stock options, non-qualified stock options or shares of stock or the right to receive shares of stock in the future. Neither the grant nor the exercise of an incentive stock option will have immediate tax consequences to the optionee or the Company, although the exercise of an incentive stock option may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares of Common Stock acquired upon the exercise of an incentive stock option within one year of the date of exercise or within two years from the date of grant of the option, the optionee will recognize ordinary income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon the disposition of such shares and the entire gain for the optionee will be treated as capital gain.

     With respect to non-qualified stock options, at the time such options are granted, the optionee will not recognize any taxable income and the Company will not be entitled to any deduction. When an optionee exercises a non-qualified stock option, the optionee, unless subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The income arising from an optionee exercising a non-qualified stock option will be subject to withholding for income and employment tax purposes, and the Company will be entitled to defer making delivery of any Common Stock to be issued until satisfactory withholding arrangements have been made.

     With respect to Stock Awards, unless the recipient has made an election under Section 83(b) of the Code, the recipient will not recognize taxable income at the time of the Award. At the time any transfer or forfeiture restrictions applicable to the Stock Award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. The income arising from the lapse of any transfer or forfeiture restrictions will be subject to withholding for income and employment tax purposes, and the Company will be entitled to defer making delivery of any Stock Award until satisfactory withholding arrangements have been made. Any dividends paid to the recipient on the stock while the transfer or forfeiture restrictions apply will be ordinary compensation income to the recipient and deductible as such by the Company. If the recipient makes an election under Section 83(b) of the Code, he or she will be taxed on the Award at its fair market value on the date of grant (less any amount paid by the recipient for the Stock Award) and the Company will be entitled to a corresponding deduction equal to the amount of taxable income recognized by the recipient. The income arising from the Section 83(b) election will be ordinary income and will be subject to applicable income and employment tax withholding. The lapse of the transfer or forfeiture restrictions will not be a taxable event in this case.

             Vote Required to Approve Plan; Board's Recommendation

     Approval of the 1998 Stock Incentive Plan requires the affirmative vote of holders of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote FOR approval of the 1998 Stock Incentive Plan. Proxies solicited by the Board will, unless otherwise directed, be voted for approval of the 1998 Stock Incentive Plan.

                                    ITEM 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Deloitte & Touche LLP to audit the financial statements of the Company and its subsidiaries for the fiscal year ending January 30, 1999 and is seeking the ratification of their appointment by the shareholders. Shares represented by the accompanying proxy will be voted for ratification unless the proxy indicates to the contrary.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

           Vote Required to Ratify Selection; Board's Recommendation

Ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 30, 1999 requires the affirmative vote of holders of a majority of the shares present, or represented, and entitled to vote at the meeting. The Board recommends a vote FOR such ratification. Proxies solicited by the Board will, unless otherwise directed, be voted in favor of such ratification.

                RELATIONSHIP BETWEEN THE COMPANY AND SUPERVALU

     The following is a summary of the material features of certain agreements, arrangements and transactions between the Company and Supervalu. The summaries of each of the following agreements are qualified in their entirety by reference to the full text of such agreement, a copy of which has been filed with the Securities and Exchange Commission and the New York Stock Exchange. These agreements may be modified and additional agreements, arrangements and transactions may be entered into by the Company and Supervalu. Any such future modifications, agreements, arrangements and transactions will be determined through negotiation between the Company and Supervalu.

Stock Buyback and Secondary Offering Agreement
----------------------------------------------

     Prior to July 2, 1997, Supervalu, through a wholly owned subsidiary, beneficially owned 14,731,667 shares of the Company's Common Stock. On April 24, 1997, the Company, Supervalu and its subsidiary entered into a Stock Buyback and Secondary Offering Agreement (the "Stock Buyback Agreement") pursuant to which the Company agreed to repurchase 8,174,387 shares of Common Stock from Supervalu for $18.35 per share (the "Stock Buyback"). The obligation of the Company and Supervalu to consummate the Stock Buyback was conditioned upon completion of a secondary public offering of Supervalu's remaining 6,557,280 shares of Common Stock (the "Offering"). Both the Stock Buyback and the Offering were consummated on July 2, 1997.

     Pursuant to the terms of the Stock Buyback Agreement, Messrs. Wright and Girard, who were executive officers of Supervalu, submitted their resignations from the Company's Board. In July, 1997, prior to the effectiveness of his resignation from the Company's Board, Mr. Girard resigned from his position with Supervalu. He has agreed to continue to serve on the Company's Board, subject to his re-election at the Annual Meeting. Mr. Wright's resignation from the Company's Board of Directors became effective on August 13, 1997. Also in accordance with the terms of the Stock Buyback Agreement, Mr. Wright resigned as the Company's Chairman of the Board, which resignation became effective upon the closing of the Stock Buyback and the Offering. Mr. Kramer was elected as Chairman of the Board on July 2, 1997.

     At the price the shares were sold in the Offering, the Stock Buyback Agreement required Supervalu to pay the underwriting discount and certain other expenses of the Offering estimated in the aggregate at $8,500,000. The Company and Supervalu each paid the costs and expenses of their respective counsel and the Company paid certain marketing costs.

Initial Public Offering Agreements
----------------------------------

     The following agreements were developed in connection with the Company's initial public offering in October 1991 ("Initial Public Offering") when the Company was a wholly owned subsidiary of Supervalu, and, therefore, were not the result of arms'-length negotiations between independent parties. As a result, while it has been the intention of the Company and Supervalu that such agreements and the transactions provided for therein, taken as a whole, would accommodate the parties' interests in a manner that is fair to the parties while continuing certain mutually beneficial arrangements, there can be no assurance that each of such agreements, or the transactions provided for therein, has been or will be effected on terms at least as favorable to the Company as could have been obtained from unaffiliated third parties.

     Food Products Supply Agreement

          The Company and Supervalu entered into a Food Products Supply Agreement dated as of October 8, 1991 (the "Supply Agreement") whereby the Company agreed, under certain conditions, to purchase from Supervalu all of the Company's requirements for certain products purchased from a wholesaler and sold in any food store owned or operated by the Company which is located within the geographic areas serviced by Supervalu until October 16, 1998. The Supply Agreement was terminated as of July 2, 1997.

     Indemnification Agreement

          The Company and Supervalu have entered into an Indemnification, Tax Matters and Guarantee Fee Agreement dated as of October 8, 1991 (the "Indemnification Agreement") with respect to certain liabilities which may arise after the Initial Public Offering. In general, the Indemnification Agreement provides that the Company and Supervalu will each indemnify the other party and that party's directors, officers, employees and agents against certain liabilities arising from or based upon the operation of their own respective businesses prior to and following such offering. Since the Company is no longer eligible to participate in Supervalu's consolidated income tax returns, the Indemnification Agreement also contains certain agreements by the parties intended to clarify responsibilities and procedures for the filing of returns, the payment of taxes and the resolution of disputes regarding taxes following such offering. The Company has provided standby letters of credit in lieu of agreed to fees associated with Supervalu guaranteeing certain obligations of the Company.

          The Company was previously a member of the Supervalu consolidated group for federal income tax purposes. The Company may be held liable for any unpaid federal income tax liabilities of the Supervalu consolidated group for each taxable year in which the Company was a member of the Supervalu consolidated group during any part of such taxable year. The Indemnification Agreement between the Company and Supervalu provides that, subject to the limitation set forth below, Supervalu will indemnify the Company for any income tax liability of the Company for any taxable year ending on or before October 16, 1991. Supervalu shall not be required to indemnify the Company against any taxes attributable to the Company for any tax periods ending on or before October 16, 1991 to the extent that such taxes result, directly or indirectly, from any adjustment made by a taxing authority to the tax liability of the Company for any period ending after October 16, 1991. Notwithstanding the above limitation, the Indemnification Agreement also provides that Supervalu will indemnify the Company for all income tax liabilities attributable to any member of the Supervalu consolidated group other than the Company for any taxable year.

     Insurance Matters Agreement

          Prior to the Initial Public Offering, insurance coverage for the Company was provided under various insurance policies maintained by Supervalu. As a result of such offering, coverage for the Company ceased under such policies for certain claims made and occurrences arising after October 16, 1991. The Company has since obtained its own insurance policies. The Company and Supervalu have entered into an Insurance Matters Agreement dated as of October 8, 1991 (the "Insurance Matters Agreement") which provides for the allocation of premiums and premium adjustments under the Supervalu policies after October 16, 1991 in accordance with Supervalu's normal annual allocation process. The Insurance Matters Agreement also provides that Supervalu and the Company will cooperate in good faith on the handling of claims by the Company under the Supervalu policies after October 16, 1991, with Supervalu retaining decision-making authority in connection with any such policies that are liability policies.

     Registration Rights Agreement

          The Company and SOA, a wholly owned subsidiary of Supervalu, entered into a Registration Rights Agreement dated as of October 8, 1991 (the "Registration Rights Agreement") pursuant to which the Company granted certain demand and "piggyback" registration rights to SOA (and to certain affiliates of Supervalu) with respect to shares of Common Stock owned by SOA (or such affiliates) following the Initial Public Offering. The Registration Rights Agreement terminated upon SOA's divestiture of its Common Stock on July 2, 1997.

                                 OTHER MATTERS

     Other Proposed Action. The Board of Directors of the Company knows of no other matters which may come before the meeting. However, if any matter other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion.


     Cost of Solicitation. The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and the Company will reimburse them for their expenses. In addition to solicitation by mail, certain officers and directors of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies by telephone, telecopy and personally.

    Shareholder Proposals. Assuming the Reincorporation is completed, nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 1999 Annual Meeting and any other shareholder proposed business to be brought before the 1999 Annual Meeting must be submitted to the Company not later than January 13, 1999. Such shareholder proposed nominations and other shareholder proposed business must be made in accordance with the Company's By-Laws which upon completion of the Reincorporation will provide, among other things, that shareholder proposed nominations must be accompanied by certain information concerning the proposal and the shareholder submitting the proposal. To be considered for including in the proxy statement solicited by the Board of Directors, shareholder proposals for consideration at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices, 700 Pilgrim Way, P.O. Box 19060, Green Bay, Wisconsin 54307-9060 on or before December 1, 1998. Proposals should be directed to Mr. Richard D. Schepp, Senior Vice President, General Counsel and Secretary. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.



                        BY ORDER OF THE BOARD OF DIRECTORS

                        Richard D. Schepp
                        Secretary


                        Dated:  March 31, 1998

                                                                      Appendix A

                         AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of _____________, 1998, by and between ShopKo Stores, Inc., a Minnesota corporation ("ShopKo"), and New ShopKo, Inc., a Wisconsin corporation and a wholly-owned subsidiary of ShopKo (the "Surviving Corporation"). ShopKo and the Surviving Corporation are sometimes hereinafter referred to as the "Constituent Corporations."

     WHEREAS, ShopKo, as of the date hereof, has authority to issue 95,000,000 shares of capital stock, of which 75,000,000 are designated as Common Stock, $.01 par value (the "ShopKo Common Stock"), and 20,000,000 shares are designated as Preferred Stock, $.01 par value (the "ShopKo Preferred") and, as of the date hereof, ________ shares of ShopKo Common Stock are issued and outstanding, and no shares of ShopKo Preferred are issued and outstanding; and

     WHEREAS, the Surviving Corporation, on or before the Effective Time of the Merger (as defined below), will have authority to issue 95,000,000 shares of capital stock, of which 75,000,000 will be designated as Common Stock, $.01 par value (the "Surviving Corporation Common Stock"), and 20,000,000 shares will be designated as Preferred Stock, $.01 par value (the "Surviving Corporation Preferred"); and

     WHEREAS, as of the date hereof, 100 shares of Surviving Corporation Common Stock are issued and outstanding, all of which are held by ShopKo, and no shares of Surviving Corporation Preferred are issued and outstanding; and

     WHEREAS, ShopKo and the Surviving Corporation desire that ShopKo merge with and into the Surviving Corporation and that the Surviving Corporation shall continue as the surviving corporation in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Wisconsin and the laws of the State of Minnesota; and

     WHEREAS, the respective Boards of Directors of ShopKo and the Surviving Corporation have approved this Agreement and directed that it be submitted to a vote of their shareholders.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to merge as follows:

                                   ARTICLE 1

                                    Merger

     1.1 Merger. Subject to the terms and conditions of this Agreement, ShopKo shall be merged with and into the Surviving Corporation (the "Merger") in accordance with the

Wisconsin Business Corporation Law ("WBCL") and Sections 302A.611, 302A.613, 302A.615 and 302A.651 of the Minnesota Business Corporation Act (the "MBCA"), the separate existence of ShopKo shall cease, and the Surviving Corporation shall be the surviving corporation and continue its corporate existence under the laws of the State of Wisconsin.

     1.2 Effect of the Merger. At the Effective Time of the Merger (as hereinafter defined), the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of ShopKo and the Surviving Corporation; all property, real, personal and mixed, and all debts due on any account, including subscriptions for shares, and all other choses in action, and every other interest of or belonging to or due to each of ShopKo and the Surviving Corporation shall vest in the Surviving Corporation without any further act or deed; the title to any real estate or any interest therein vested in ShopKo shall not revert nor in anyway become impaired by reason of the Merger; the Surviving Corporation shall be responsible and liable for all the liabilities and obligations of each of ShopKo and the Surviving Corporation; a claim of or against or a pending proceeding by or against ShopKo or the Surviving Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in the place of ShopKo; and neither the rights of creditors nor any liens upon the property of ShopKo or the Surviving Corporation shall be impaired by the Merger.

     1.3 Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate duly executed articles of merger are filed in accordance with Section 180.1105 of the WBCL; and (b) appropriate duly executed articles of merger are filed in accordance with Sections 302A.615 and 302A.641 of the MBCA.

                                   ARTICLE 2

                   Name, Articles of Incorporation, Bylaws,
              Directors and Officers of the Surviving Corporation

     2.1 Name of Surviving Corporation. At the Effective Time of the Merger,
Article I of the Surviving Corporation's Articles of Incorporation shall be amended to read as follows:

     The name of the Corporation is ShopKo Stores, Inc.

     2.2 Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation, as amended pursuant to Section 2.1 hereof, shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Time of the Merger by virtue of the Merger and without any further action by the Constituent Corporations, until amended thereafter as provided therein or by law.

     2.3 By-laws. The By-laws of the Surviving Corporation shall be the By-laws of the Surviving Corporation from and after the Effective Time of the Merger by virtue of the Merger and without any further action by the Constituent Corporations, until amended thereafter as provided therein, in the Surviving Corporation's Articles of Incorporation, or By-laws.

     2.4 Directors and Officers. The directors and officers of ShopKo immediately prior to the Effective Time of the Merger shall be the directors and officers, respectively, of the Surviving Corporation from and after the Effective Time of the Merger and shall hold office in accordance with the Articles of Incorporation and By-laws of the Surviving Corporation until the expiration of the terms to which they were elected to serve as directors and officers of ShopKo and until their successors are duly elected and qualified.

                                   ARTICLE 3

                           Conversion of Securities

     3.1 Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously and this Section 3.1 shall constitute the manner and basis of converting the capital stock of the Constituent Corporations into capital stock of the Surviving Corporation and of consummating the other transactions referred to in this Section 3.1:

          (a) Each share of ShopKo Common Stock (other than shares as to which the holder thereof has properly exercised dissenters' rights under the
     MBCA) issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of Surviving Corporation Common Stock (except to the extent provided in Section 180.0622(2)(b) of the WBCL).

          (b) Each stock option to purchase shares of ShopKo Common Stock granted by ShopKo or any of its subsidiaries under any of the stock option plans of ShopKo and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the terms of the stock option plans, the actions of the Boards of Directors of the Constituent Corporations and the Merger and without any action on the part of the holder thereof, be converted into and become a stock option to purchase, upon the same terms and conditions, the number of shares of Surviving Corporation Common Stock which is equal to the number of shares of ShopKo Common Stock which the optionee would have received had he or she exercised his or her option or right in full immediately prior to the Effective Time of the Merger (whether or not such option or right was then exercisable). The exercise price per share of the Surviving Corporation Common Stock under each of such options or warrants shall be equal to the exercise price per share of ShopKo Common Stock thereunder immediately prior to the Effective Time of the Merger. A number of shares of Surviving Corporation Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of ShopKo Common Stock so reserved immediately prior to the Effective Time of the Merger.

          (c) Each Right issued by ShopKo under the Rights Agreement with Norwest Bank Minnesota, as agent, dated as of July 3, 1992 (the "Rights Agreement") and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Rights Agreement, the actions of the Boards of Directors of the Constituent Corporations and the Merger and without any action on the part of the holder thereof, be converted into and become a right to purchase, upon the same terms and conditions, an identical number of shares of the Surviving Corporation's Series B Junior Participating Preferred Stock (the "Series B Preferred Stock") (subject to future adjustments as may be provided in the Rights Agreement). A number shares of Series B Preferred Stock of the Surviving Corporation shall be reserved for issuance upon the exercise of rights equal to the number of shares of Series B Junior Participating Preferred Stock of ShopKo so reserved immediately prior to the Effective Time of the Merger.

          (d) The 8,174,387 shares of ShopKo Common Stock which were purchased by ShopKo on July 2, 1997 and which reverted to authorized but unissued shares of ShopKo Common Stock on such date under the MBCA, shall by virtue of Merger be converted into 8,174,387 shares of treasury stock of the Surviving Corporation.

          (e) Each share of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time of the Merger (each of which is presently held by ShopKo), without any action on the part of the holder thereof shall be canceled and cease to exist, and no shares of the Surviving Corporation or other securities of the Surviving Corporation shall be issued or other consideration paid in respect thereof.

     3.2 Conversion of Certificates.

     (a) Each stock certificate (other than to the extent a stock certificate represented shares as to which the holder thereof has properly exercised dissenters' rights under the MBCA) which, immediately prior to the Effective Time of the Merger, represented issued and outstanding shares of ShopKo Common Stock shall not represent shares of ShopKo Common Stock (which shares shall cease to exist) after the Effective Time of the Merger but instead shall be and become at the Effective Time of the Merger a certificate representing an identical number of shares of Surviving Corporation Common Stock, automatically by virtue of the Merger and without any action on the part of the holder thereof. Upon the surrender or transfer following the Effective Time of the Merger of a stock certificate that represented ShopKo Common Stock immediately prior to the Effective Time of the Merger, but subject to Section 3.2(b) hereof, a stock certificate representing the same number of shares of Surviving Corporation Common Stock shall be reissued to the holder or transferee, as the case may be, thereof, provided that no holder of a stock certificate that represented ShopKo Common Stock immediately prior to the Effective Time of the Merger shall be required to surrender such stock certificate in connection with the Merger and such stock certificate shall represent the same number of shares of Surviving Corporation Common Stock until so surrendered.

     (b) If after the Effective Time of the Merger any certificate for shares of Surviving Corporation Common Stock is to be issued in a name other than that in which the certificate which immediately prior to the Effective Time of the Merger represented shares of ShopKo Common Stock surrendered in exchange therefor is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay any transfer and other taxes required by reason of the issuance of certificates for such shares of the Surviving Corporation capital stock in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Surviving Corporation or its agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, no party hereto shall be liable to a holder of shares of ShopKo capital stock for any shares of Surviving Corporation capital stock or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     3.3 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of ShopKo Common Stock that are outstanding immediately prior to the Effective Time of the Merger and are held or beneficially owned by shareholders or eligible beneficial owners who, prior to the vote of the shareholders of ShopKo on the approval of this Agreement, shall have filed with ShopKo a written notice of intent to demand the fair value of their shares of ShopKo Common Stock in the manner provided in Section 302A.473 of the MBCA ("Dissenting Shares") and who shall not have voted such Dissenting Shares in favor of approval of this Agreement or otherwise withdrawn or lost their right to payment for their Dissenting Shares under Section 302A.473 of the MBCA will not be converted into the right to receive shares of Surviving Corporation Common Stock, but the holders or eligible beneficial owners thereof will be entitled to payment of the fair value of such shares of ShopKo Common Stock in accordance with the provisions of such Section 302A.473; provided, however that if any holder or beneficial owner of Dissenting Shares shall fail to establish or perfect his, her or its entitlement to dissenters' rights as provided in such
Section 302A.473 or shall fail strictly to comply with any provision of Section 302A.473 of the MBCA or otherwise withdraws or loses such dissenters' rights, the shares of ShopKo Common Stock held by such holder or owned by such beneficial owner shall be automatically converted into shares of Surviving Corporation Common Stock in accordance with Section 3.1(a).

                                   ARTICLE 4

                    Employee Benefit and Compensation Plans

     At the Effective Time of the Merger, any employee benefit plan or incentive compensation plan, including any stock option plan, to which ShopKo is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of ShopKo or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, ShopKo capital stock, from and after the Effective Time of the Merger, such plan shall be deemed to provide for the issuance or purchase of, or otherwise to relate to, the Surviving Corporation capital stock.

                                   ARTICLE 5

                                  Conditions

     Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

     5.1 ShopKo Shareholder Approval. This Agreement and the Merger shall have been adopted and approved by the shareholders of ShopKo in accordance with the Articles of Incorporation of ShopKo and the applicable provisions of the MBCA.

     5.2 Surviving Corporation Shareholder Approval. This Agreement and the Merger shall have been adopted and approved by ShopKo as the holder of all the outstanding shares of Surviving Corporation capital stock prior to the Effective Time of the Merger.

     5.3 Consents, etc. Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of ShopKo to be material to the consummation of the Merger shall have been obtained.

                                   ARTICLE 6

                                  Agreements

     6.1 No Preferred Stock. Prior to the first to occur of the Effective Time of the Merger or the termination of this Agreement, the Surviving Corporation shall not issue Surviving Corporation Preferred.

     6.2 Taking of Necessary Action; Further Action. Subject to Section 7.1, each of ShopKo and the Surviving Company will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time of the Merger, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of the Constituent Corporations, the officers and directors of the Constituent Corporations are fully authorized in the name of their corporation or otherwise to take, and will take, all such lawful and necessary action.

     6.3 Other Agreements. The Surviving Corporation, from and after the Effective Time of the Merger, agrees that it may be served with process in the State of Minnesota in any proceeding for the enforcement of any obligation of either Constituent Corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of ShopKo against the Surviving Corporation. The Surviving Corporation irrevocably appoints the Secretary of State of the State of Minnesota as its agent to accept service of process in any such proceeding. The Surviving Corporation will promptly pay to the dissenting shareholders of ShopKo the amounts, if any, to which they will be entitled under
Section 302A.473 of the MBCA with respect to the rights of dissenting shareholders, provided that such dissenting shareholders act in strict compliance with the provisions of the MBCA governing rights of dissenting shareholders in the case of a merger. The Surviving Corporation shall comply with all of its obligations under Section 302A.651, Subd. 4, of the MBCA.

                                   ARTICLE 7

                                    General

     7.1 Termination and Abandonment. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Time of the Merger, whether before or after adoption and approval of this Agreement by the shareholders of ShopKo, by action of the Board of Directors of ShopKo, if the Board of Directors of ShopKo determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of ShopKo and its shareholders. In the event of termination of this Agreement, this Agreement shall become void and of no effect and there shall be no liability on the part of either ShopKo or the Surviving Corporation or their respective Boards of Directors or shareholders, except that ShopKo shall pay all expenses incurred in connection with the Merger or in respect of this Agreement or relating thereto.

     7.2 Amendment. This Agreement may be amended at any time prior to the Effective Time of the Merger with the mutual consent of the Boards of Directors of ShopKo and the Surviving Corporation; provided, however, that after it has been adopted by the shareholders of ShopKo, this Agreement may not be amended in any manner which, in the judgment of the Board of Directors of ShopKo, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law; provided further, however, that any amendment of this Agreement after its adoption by the sole shareholder of the Surviving Corporation shall require the prior approval of such shareholder.

     7.3 Headings. The headings set forth herein are inserted for convenience or reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     7.4 Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

     7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to the principles of conflicts of law thereof, except to the extent the laws of the State of Minnesota are applicable to ShopKo in respect of the Merger, in which case the laws of the State of Minnesota shall apply without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf and attested by its officers hereunto duly authorized, all as of the day and year first above written.

                                         SHOPKO STORES, INC.
                                         A Minnesota Corporation

                                         By:

                                         ---------------------------------------
                                         Dale P. Kramer, Chairman, President and
                                         Chief Executive Officer

                                         Attest:

                                         ---------------------------------------
                                         Richard D. Schepp, Secretary

                                         NEW SHOPKO, INC.
                                         A Wisconsin Corporation

                                         By:

                                         ---------------------------------------
                                         Dale P. Kramer, Chairman, President and
                                         Chief Executive Officer

                                         Attest:

                                         ---------------------------------------
                                         Richard D. Schepp, Secretary

                                                                      Appendix B

                           ARTICLES OF INCORPORATION

                                      OF

                               NEW SHOPKO, INC.

          The undersigned incorporator, acting as incorporator of a corporation under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes, adopts the following Articles of Incorporation for such corporation:

                                   ARTICLE I

                                     Name

     The name of the Corporation is New ShopKo, Inc.

                                  ARTICLE II

                                   Purposes

     The Corporation is authorized to engage in any lawful activity for which corporations may be organized under the Wisconsin Business Corporation Law and any successor provisions.

                                  ARTICLE III

                                 Capital Stock

     The aggregate number of shares which the Corporation shall have the authority to issue, the designation of each class of shares, the authorized number of shares of each class and the par value thereof per share shall be as follows:

     Designation of                  Par Value        Authorized
     Class                           Per Share     Number of Shares
     --------------                  ---------     ----------------

     Common Stock                    $.01             75,000,000
     Preferred Stock                 $.01             20,000,000

     The preferences, limitations and relative rights of shares of each class and series thereof, if any, and the authority of the Board of Directors of the Corporation to create and to designate series of Preferred Stock and to determine the preferences, limitations and relative rights as between series shall be as follows:

          A. Common Stock.

          1. Voting. Except as otherwise provided by law and except as may be determined by the Board of Directors of the Corporation with respect to shares of Preferred Stock as provided in Section B, below, only the holders of shares of Common Stock shall be entitled to vote for the election of directors of the Corporation and for all other corporate purposes. Except as otherwise provided by law, upon any such vote, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such shareholder.

          2. Dividends. Subject to the provisions of paragraph (2) of Section B, below, the holders of Common Stock shall be entitled to receive such dividends as may be declared thereon from time to time by the Board of Directors of the Corporation, in its discretion, out of any funds of the Corporation at the time legally available for payment of dividends.

          3. Liquidation. In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after there have been paid to or set aside for the holders of shares of Preferred Stock the full preferential amounts, if any, to which they are entitled as provided in paragraph (3) of Section B, below, the holders of outstanding shares of Common Stock shall be entitled to share ratably, according to the number of shares held by each, in the remaining assets of the Corporation available for distribution.

       B.  Preferred Stock.

          1. Series and Variations Between Series. The Board of Directors of the Corporation is authorized, to the full extent permitted under the Wisconsin Business Corporation Law and the provisions of this Section B, to provide for the issuance of the Preferred Stock in one or more series, each of such series to be distinctively designated, and to have such voting rights, redemption or conversion rights, dividend or distribution rights, preferences with respect to dividends or distributions, or other preferences, limitations or relative rights as shall be provided by the Board of Directors of the Corporation consistent with the provisions of the Wisconsin Business Corporation Law and this Article III. The Board of Directors of the Corporation, unless otherwise provided when the series is established, may increase or decrease the number of shares of any series, provided that the number of shares of any series shall not be reduced below the number of shares then outstanding.

          2. Dividends. Before any dividends (other than a dividend payable solely in Common Stock) shall be paid or set apart for payment upon shares of Common Stock, the holders of each series of Preferred Stock shall be entitled to receive dividends at the rate (which may be fixed or variable) and at such times as specified in the particular series, if any. The holders of shares of Preferred Stock shall have no rights to participate with the holders of shares of Common Stock in any dividends in excess of the preferential dividends, if any, fixed for such Preferred Stock.

            3. Liquidation. In the event of liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of shares of Preferred Stock shall be entitled to be paid the full amount payable on such shares upon the liquidation, dissolution or winding up of the Corporation fixed by the Board of Directors with respect to such shares, if any, before any amount shall be paid to the holders of the Common Stock.

          C. Designation of Series B Preferred Stock. A series of Preferred Stock is hereby created and is designated as the "Series B Junior Participating Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be 100,000. Such number of shares of Series B Preferred Stock may be increased or decreased by resolution of the Board of Directors of the Corporation; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock. The preferences, limitations and relative rights of the Series B Preferred Stock shall be as set forth on the attachment hereto entitled "Preferences, Limitations and Relative Rights of the Series B Junior Participating Preferred Stock."

                                  ARTICLE IV

                              Board of Directors

          A. Number. The number of directors (exclusive of directors, if any, elected by the holders of one or more series of Preferred Stock, voting separately as a series pursuant to the provision of these Articles of Incorporation applicable thereto) shall not be less than one (1) nor more than fifteen (15) directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors then in office.

          B. Classification of Board. The directors shall be divided into three classes, designated Class I, Class II and Class III, and the term of office of directors of each class shall be three years. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. If the number of directors is changed by resolution of the Board of Directors pursuant to this Article IV, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

          C. Tenure and Vacancies. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify. Any newly created directorship resulting from an increase in the number of directors and any other vacancy on the Board of Directors, however caused, shall be filled by the vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director so elected to fill any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, shall hold office for the remaining term of directors of the class to which he or she has been elected and until his or her successor shall be elected and shall qualify.

          D. Removal of Directors. Exclusive of directors, if any, elected by the holders of one or more classes or series of Preferred Stock, no director of the Corporation may be removed from office, except for Cause and by the affirmative vote of not less than 75% of the outstanding shares of capital stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose. As used in this Article IV, the term "Cause" shall mean solely malfeasance arising from the performance of a director's duties which has a materially adverse effect on the business of the Corporation.

          E. Nominations of Directors. No person, except those nominated by or at the direction of the Board of Directors, shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request, in the form established by the Corporation's By-laws, that a person's name be placed in nomination is received from a shareholder of record by the Secretary of the Corporation, together with the written consent of such person to serve as a director, (i) with respect to an election held at an annual meeting of shareholders, not less than one hundred twenty (120) days prior to the anniversary date of the annual meeting of shareholders in the immediately preceding year, or (ii) with respect to an election held at a special meeting of shareholders for the election of directors, not later than the close of business on the eighth day following the date of the earlier of public announcement or notice of such meeting.

          F. Amendment. Notwithstanding any other provisions of these Articles of Incorporation or By-laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-laws of the Corporation), this Article IV may be amended, altered or repealed only by the affirmative vote of the holders of not less than 75% of the outstanding total shares of stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose and by the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon at such meeting.

                                   ARTICLE V

                             Business Combinations

     A. Special Vote for Certain Combinations. Except as otherwise expressly provided in Section B of this Article V:

          (i) any merger or consolidation of the Corporation with or into any other corporation;

          (ii) any sale, lease, exchange or other disposition of all or any substantial part of the assets of the Corporation to or with any other corporation, person or other entity; or

          (iii) the issuance or transfer of any securities of the Corporation by the Corporation to any other corporation, person or other entity in exchange for assets, cash or securities or a combination thereof (except assets, cash or securities or a combination thereof so acquired in a single transaction or a series of related transactions having an aggregate fair market value of less than $10,000,000);

shall require the affirmative vote of the holders of

          (a) at least 75% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purposes of this Article V as one class, and

          (b) at least a majority of the outstanding shares of capital stock of the Corporation which are not beneficially owned by such corporation, person or other entity,

if as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purposes of this Article V as one class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in any agreement with any national securities exchange or quotation system.

     B. Special Vote Not Required. The provisions of this Article V shall not apply to any transaction described in clauses (i), (ii), or (iii) of Section A of this Article V, (a) with another corporation, person or other entity if a majority of the outstanding equity interests in such other corporation, person or other entity considered for this purpose as one class is owned of record or beneficially by the Corporation and/or its subsidiaries; or (b) with another corporation, person or other entity if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding with such other corporation, person or other entity with respect to and substantially consistent with such transaction prior to the time such other corporation, person or other entity became the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; or (c) with another corporation, person or other entity pursuant to a public or private offering of securities of the Corporation if such public or private offering does not involve any merger or consolidation of the Corporation with or into any other corporation and such public or private offering has been approved by the Board of Directors of the Corporation.

     C. Beneficial Ownership. For the purposes of this Article V, a corporation, person or other entity shall be deemed to be the beneficial owner of any shares of capital stock of the Corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or other entity (a) with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Corporation or (b) which is its "affiliate" or "associate" as those terms were defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on September 24, 1997. For the purposes of this Article V, the outstanding shares of any class of capital stock of the Corporation shall include shares deemed owned through the application of clauses (i) and (ii) of this Section C but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

     D. Determination by Board of Directors. The Board of Directors of the Corporation shall have the power and duty to determine for the purposes of this
Article V, on the basis of information then known to it, whether (i) any corporation, person or other entity beneficially owns, directly or indirectly, 5% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, or is an "affiliate" or an "associate" (as defined above) of another, (ii) any proposed sale, lease, exchange or other disposition of part of the assets of the Corporation involves a substantial part of the assets of the Corporation, (iii) assets, cash or securities, or a combination thereof, to be acquired in exchange for securities of the Corporation, have an aggregate fair market value of less than $10,000,000 and whether the same are proposed to be acquired in a single transaction or a series of related transactions, and (iv) the memorandum of understanding referred to above is substantially consistent with the transaction to which it relates. Any such determination by the Board shall be conclusive and binding for all purposes of this Article V.

     E. Amendment. Notwithstanding any other provisions of these Articles of Incorporation or By-laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-laws of the Corporation), this Article V may be amended, altered or repealed only by the affirmative vote of the holders of not less than 75% of the outstanding total shares of stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose and by the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon at such meeting.

                                  ARTICLE VI

                               Preemptive Rights

          No holder of any shares of the Corporation shall have any preemptive or subscription rights nor be entitled, as of right, to purchase or subscribe for any part of the unissued shares of the Corporation or of any additional shares issued by reason of any increase of authorized shares of the Corporation or other securities whether or not convertible into shares of the Corporation.

                                  ARTICLE VII

                                Share Dividends

          A dividend payable in shares of any class or series of the Corporation may be paid in shares of any other class or series.

                                 ARTICLE VIII

                              Shareholder Action

     The shareholders of the Corporation shall not be entitled to take action without a meeting by less than unanimous consent.

                                  ARTICLE IX

              Amendment of By-Laws and Articles of Incorporation

     A. Amendment of By-Laws. Notwithstanding any other provision of these Articles of Incorporation or the Corporation's By-laws, the Corporation's By-laws may be amended, altered or repealed, and new By-laws may be enacted, only by the affirmative vote of the holders of not less than 75% of the outstanding shares of capital stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose and by the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon at such meeting, or by a vote of not less than a majority of the entire Board of Directors then in office.

     B. Amendment of Articles of Incorporation. Except as provided in Articles IV and V and this Article IX, these Articles of Incorporation may be amended, altered or repealed, and new Articles of Incorporation may be enacted, only by the affirmative vote of the holders of not less than a majority of the outstanding total shares of stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose and by the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon at such meeting; provided, however, that this Article IX shall not limit the power of the Corporation's Board of Directors to make certain amendments to the Articles of Incorporation under Chapter 180 of the Wisconsin Statutes and any successor provisions without shareholder approval.

          C. Amendment of this Article IX. Notwithstanding any other provisions of these Articles of Incorporation or By-laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-laws of the Corporation), this Article IX may be amended, altered or repealed only by the affirmative vote of the holders of not less than 75% of the outstanding total shares of stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose and by the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon at such meeting.

                                   ARTICLE X

                               Registered Office

          The address of the initial registered office of the Corporation is 44
East Mifflin Street, Madison, Wisconsin 53703.   The name of its initial
registered agent at such address is CT Corporation System.

                                  ARTICLE XI

          The name and address of the incorporator is Randall J. Erickson, Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202.

This instrument was drafted by:
Randall J. Erickson
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

                                  ATTACHMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                               NEW SHOPKO, INC.

                         Preferences, Limitations and
                        Relative Rights of the Series B
                     Junior Participating Preferred Stock

          1. Dividends and Distributions. (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series B Junior Participating Preferred Stock (the "Series B Preferred Stock") with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the "Common Stock") of the Corporation and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of
     (i) $10 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          2. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

     (a) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (b) Except as otherwise provided herein, in any Articles of Amendment or such other similar document creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

          (c) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          3.   Certain Restrictions.

          (a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section C.1, above, are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

               (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

               (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up), to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

               (iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph
     (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

          4. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any Articles of Amendment or such other similar document creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          5. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause
(b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          7. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

          8. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                                                                      Appendix C

                                    BY-LAWS

                                      OF

                               NEW SHOPKO, INC.


                              ARTICLE I.  OFFICES
                              -------------------

          SECTION 1.1. Principal and Other Offices. The principal office of the Corporation shall be located at any place either within or outside the State of Wisconsin as designated in the Corporation's most current Annual Report filed with the Wisconsin Secretary of State. The Corporation may have such other offices, either within or outside the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

          SECTION 1.2. Registered Office. The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may, but need not, be the same as any of its places of business. The registered office may be changed from time to time.

          SECTION 1.3. Registered Agent. The registered agent of the Corporation required by the Wisconsin Business Corporation Law to maintain a business office in the State of Wisconsin may, but need not, be an officer or employee of the Corporation. The registered agent may be changed from time to time.

                           ARTICLE II. SHAREHOLDERS
                           ------------------------

          SECTION 2.1. Annual Meeting. The annual meeting of shareholders shall be held on the fourth Wednesday in May of each year at 10:00 a.m. (local time) or on such other date and at such other time as may be fixed by, or at the direction of, the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may have been properly brought before the meeting in compliance with the provisions of Section 2.5. If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day.

          SECTION 2.2. Special Meetings. Except as otherwise required by applicable law, special meetings of shareholders of the Corporation may only be called by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or by not less than a majority of the Board of Directors; provided, however, that the Corporation shall hold a special meeting of shareholders of the Corporation if a signed and dated written demand or demands by the holders of at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting is delivered to the Corporation as required under the Wisconsin Business Corporation Law, which demand or demands must describe one or more purposes for which the shareholders demand a meeting be called, and the shareholders demanding the meeting pay to the Corporation, or make satisfactory arrangements with the Corporation for payment of, the Corporation's anticipated costs of holding the meeting, including the costs of printing and mailing any proxy materials. Only business within the purpose described in the notice required by Section 2.4 may be conducted at a special shareholders' meeting.

          SECTION 2.3. Place of Meeting. The Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or the President may designate any place, within or outside the State of Wisconsin, as the place of meeting for the annual meeting or for any special meeting. If no designation is made the place of meeting shall be the principal office of the Corporation, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

          SECTION 2.4. Notice of Meeting. The Corporation shall notify shareholders of the date, time and place of each annual and special shareholders' meeting. Notice of a special meeting shall include a description of each purpose for which the meeting is called. Notice of all meetings need be given only to shareholders entitled to vote, unless otherwise required by the Wisconsin Business Corporation Law, and shall be given not less than ten nor more than sixty days before the meeting date. The Corporation may give notice in person, by telephone, teletype, facsimile, electronic mail or other forms of wire or wireless communication, or by mail or private carrier, and, if these forms of personal communication are impracticable, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television or other form of public broadcast communication. Written notice shall be deemed to be effective at the earlier of receipt or mailing and may be addressed to the shareholder's address shown in the Corporation's current record of shareholders. The Corporation may give oral notice and such oral notice shall be deemed to be effective when communicated. Notice by newspaper, radio, television or other form of public broadcast communication shall be deemed to be effective on the date of publication or broadcast.

          SECTION 2.5. Advance Notice Shareholder-Proposed Business at Annual Meeting. At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) specified in the notice of meeting (or any amendment or supplement thereto) given in accordance with
Section 2.4, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, or the President, or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other requirements under applicable law, the Articles of Incorporation or the By-Laws for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be received at the principal office of the Corporation not less than 120 days prior to the anniversary date of the annual meeting of shareholders in the immediately preceding year. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) the text of such proposal or a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, (iv) any interest of the shareholder in such business, (v) a representation that the person sending the notice is a shareholder of record and will remain such through the record date for the meeting, and (vi) a representation that such shareholder intends to appear in person or by proxy at such meeting to move for the consideration of the business set forth in the notice. In addition, any such shareholder shall be required to provide such further information as may be requested by the Corporation in order to comply with federal and state securities laws, and rules and regulations thereunder. The Corporation may require evidence by any person giving notice under this Section 2.5 that such person is a bona fide beneficial owner of the Corporation's shares.

          Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.5; provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

          The presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

          SECTION 2.6. Procedure for Nomination of Directors. Only persons nominated in accordance with all of the procedures set forth in the Corporation's Articles of Incorporation and By-Laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors, by any nominating committee or persons appointed by the Board, or by any shareholder of the Corporation entitled to vote for election of directors at the meeting who complies with all of the notice procedures set forth in this Section 2.6.

          Nominations other than those made by or at the direction of the Board of Directors or any nominating committee or person appointed by the Board shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for director, together with the written consent of such person to serve as a director, must be received by the Secretary of the Corporation at the Corporation's principal office (i) with respect to an election held at an annual meeting of shareholders, not less than 120 days prior to the anniversary date of the annual meeting of shareholders in the immediately preceding year, or (ii) with respect to an election held at a special meeting of shareholders for the election of directors, not less than the close of business on the eighth day following the date of the earlier of public announcement or notice of such meeting. To be in proper written form, such shareholder's notice shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person, and (iv) such other information relating to such person as would be required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and any successor to such Regulation; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder,
(iii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (iv) a representation that the person sending the notice is a shareholder of record and will remain such through the record date for the meeting. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or the shareholder to nominate the proposed nominee. The presiding officer at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures or other requirements prescribed by the Corporation's Articles of Incorporation and By-Laws; and if he should so determine, such presiding officer shall so declare to the meeting and the defective nomination(s) shall be disregarded.

          SECTION 2.7. Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders. Such record date shall not be more than 70 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is so fixed for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

               (a) With respect to an annual shareholders meeting or any special shareholders meeting called by the Board of Directors or any person specifically authorized by the Board of Directors or these By-Laws to call a meeting, the day before the first notice is mailed to shareholders;

               (b) With respect to a special shareholders meeting demanded by the shareholders, the date the first shareholder signs the demand;

               (c) With respect to the payment of a share dividend, the date the Board of Directors authorizes the share dividend; and

               (d) With respect to a distribution to shareholders (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution.

          SECTION 2.8. Voting Lists. After fixing a record date for a meeting, the Corporation, shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders meeting. The list shall be arranged by class or series of shares and show the address of and the number of shares held by each shareholder. The shareholders list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting. The list shall be available at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. Subject to the provisions of the Wisconsin Business Corporation Law, a shareholder or his agent or attorney may, on written demand, inspect and copy the list during regular business hours at his expense, during the period that it is available for inspection. The Corporation shall make the shareholders list available at the meeting, and any shareholder or his agent or attorney may inspect the list at any time during the meeting or any adjournment thereof. Refusal or failure to prepare or make available the shareholders list shall not affect the validity of any action taken at such meeting.

          SECTION 2.9. Shareholder Quorum and Voting Requirements. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation, By-Laws adopted under authority granted in the Articles of Incorporation or the Wisconsin Business Corporation Law provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

          If the Articles of Incorporation or the Wisconsin Business Corporation Law provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

          Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is deemed present for purposes of determining whether a quorum exists, for the remainder of the meeting and for any adjournment of that meeting to the extent provided in Section 2.14.

          If a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, the By-Laws or the Wisconsin Business Corporation Law require a greater number of affirmative votes; provided, however, that for purposes of electing directors, unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. For purposes of electing directors, (i) a "plurality" means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election, and (ii) votes against a candidate are not given legal effect and are not counted as votes cast in an election of directors.

          SECTION 2.10. Proxies. For all meetings of shareholders, a shareholder may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by a duly authorized attorney-in-fact. Such proxy shall be effective when filed with the Secretary of the Corporation or other officer or agent authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

          SECTION 2.11. Voting of Shares. Unless otherwise provided in the Articles of Incorporation or the Wisconsin Business Corporation Law, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

          No shares in the Corporation held by another corporation may be voted if the Corporation owns, directly or indirectly, a sufficient number of shares entitled to elect a majority of the directors of such other corporation; provided, however, that the Corporation shall not be limited in its power to vote any shares, including its own shares, held by it in a fiduciary capacity.

          SECTION 2.12. Voting Shares Owned by the Corporation. Shares of the Corporation belonging to it shall not be voted directly or indirectly at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares held by this Corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

          SECTION 2.13. Acceptance of Instruments Showing Shareholder Action.

               (a) If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the Corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder.

               (b) If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of its shareholder, the Corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

                  (1) the shareholder is an entity, within the meaning of the Wisconsin Business Corporation Law, and the name signed purports to be that of an officer or agent of the entity;

                  (2) the name signed purports to be that of a personal representative, administrator, executor, guardian or conservator representing the shareholder and, if the Corporation or its agent requests, evidence of fiduciary status acceptable to the Corporation is presented with respect to the vote, consent, waiver or proxy appointment;

                  (3) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation or its agent requests, evidence of this status acceptable to the Corporation is presented with respect to the vote, consent, waiver or proxy appointment;

               (4) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation or its agent requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder is presented with respect to the vote, consent, waiver or proxy appointment; or

               (5) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

            (c) The Corporation may reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent of the Corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

          SECTION 2.14. Adjournments. An annual or special meeting of shareholders may be adjourned at any time, including after action on one or more matters, by a majority of shares represented, even if less than a quorum. The meeting may be adjourned for any purpose, including, but not limited to, allowing additional time to solicit votes on one or more matters, to disseminate additional information to shareholders or to count votes. Upon being reconvened, the adjourned meeting shall be deemed to be a continuation of the initial meeting.

               (a) Quorum. Once a share is represented for any purpose at the original meeting, other than for the purpose of objecting to holding the meeting or transacting business at a meeting, it is considered present for purposes of determining if a quorum exists, for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

               (b) Record Date. When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made as provided in Section 2.7, such determination shall be applied to any adjournment thereof unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

               (c) Notice. Unless a new record date for an adjourned meeting is or must be fixed pursuant to Section 2.14(b), the Corporation is not required to give notice of the new date, time or place if the new date, time or place is announced at the meeting before adjournment.

          SECTION 2.15. Polling. In the sole discretion of the presiding officer of an annual or special meeting of shareholders, polls may be closed at any time after commencement of any annual or special meeting. When there are several matters to be considered at a meeting, the polls may remain open during the meeting as to any or all matters to be considered, as the presiding officer may declare. Polls will remain open as to matters to be considered at any adjournment of the meeting unless the presiding officer declares otherwise. At the sole discretion of the presiding officer, the polls may remain open after adjournment of a meeting for not more than 72 hours for the purpose of collecting proxies and counting votes. All votes submitted prior to the announcement of the results of the balloting shall be valid and counted. The results of balloting shall be final and binding after announcement of such results.

          SECTION 2.16. Waiver of Notice by Shareholders. A shareholder may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or the By-Laws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the shareholder entitled to the notice, contain the same information that would have been required in the notice under any applicable provisions of the Wisconsin Business Corporation Law, except that the time and place of the meeting need not be stated, and be delivered to the Corporation for inclusion in the Corporation's records. A shareholder's attendance at a meeting, in person or by proxy, waives objection to (i) lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to the holding of the meeting or transacting business at the meeting, and (ii) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

          SECTION 2.17. Unanimous Consent without Meeting. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting only by unanimous written consent or consents signed by all of the shareholders of the Corporation and delivered to the Corporation for inclusion in the Corporation's records. Such consent must describe the action taken and must be delivered to the Corporation for inclusion in the corporate records. The record date for determining shareholders entitled to take action under this section is the date that the first shareholder signs the consent. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

                        ARTICLE III. BOARD OF DIRECTORS
                        -------------------------------

          SECTION 3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, its Board of Directors, subject to any limitations set forth in the Articles of Incorporation.

          SECTION 3.2. Number, Tenure, Qualifications and Term.

               (a) Number. Except as otherwise provided in the Articles of Incorporation, the number of directors (exclusive of directors, if any, elected by the holders of one or more series of Preferred Stock, voting separately as a series pursuant to the provisions of the Articles of Incorporation) shall be not less than one (1) nor more than fifteen (15) directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors then in office.

               (b) Class. The directors shall be divided into three classes, designated Class I, Class II and Class III, and the term of office of directors of each class shall be three years. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. If the number of directors is changed by resolution of the Board of Directors pursuant to Section 3.2(a), any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

               (c) Tenure. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be duly elected and shall qualify.

               (d) Qualifications. A director need not be a resident of the state of Wisconsin or a shareholder of the Corporation except if required by the Articles of Incorporation. The Board of Directors, at its discretion, may establish any qualifications for directors, which qualifications, if any, shall only be applied for determining qualifications of a nominee for director as of the date of the meeting at which such nominee is to be elected or appointed.

          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation applicable thereto. Directors so elected shall not be divided into classes unless expressly provided by such Articles, and during the prescribed terms of office of such directors, the Board of Directors shall consist of such directors in addition to the number of directors determined as provided in Section 3.2(a).

          SECTION 3.3. Removal. Exclusive of directors, if any, elected by the holders of one or more classes or series of Preferred Stock, no director of the Corporation may be removed from office except for Cause and by the affirmative vote of 75% of the outstanding shares of capital stock the Corporation entitled to vote at a meeting of shareholders duly called for such purpose. As used in this Section 3.3, the term "Cause" shall mean solely malfeasance arising from the performance of a director's duties which has a materially adverse effect on the business of the Corporation.

          SECTION 3.4. Resignation. A director may resign at any time by delivering written notice to the Board of Directors, the Chairman of the Board or to the Corporation (which shall be directed to the Secretary). Such resignation is effective when the notice is delivered unless the notice specifies a later effective date.

          SECTION 3.5. Vacancies. Exclusive of a vacancy in directors, if any, elected by the holders of one or more series of Preferred Stock, any vacancy on the Board of Directors, however caused, including, without limitation, any vacancy resulting from an increase in the number of directors, shall be filled by the vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director so elected to fill any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, shall hold office for the remaining term of directors of the class to which he or she has been elected and until his or her successor shall be elected and shall qualify. A vacancy that will occur at a specific later date may be filled before the vacancy occurs, but the new director will not take office until the vacancy occurs.

          SECTION 3.6. Committees. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors fixed by
Section 3.2(a) then in office may create one or more committees, appoint members of the Board of Directors to serve on the committees and designate other members of the Board of Directors to serve as alternates. Each committee shall consist of two or more members of the Board of Directors. Unless otherwise provided by the Board of Directors, members of the committee shall serve at the pleasure of the Board of Directors. Each committee may exercise those aspects of the authority of the Board of Directors which are within the scope of the committee's assigned responsibilities or which the Board of Directors otherwise confers upon such committee; provided, however, a committee may not do any of the following:

                    (a)  authorize distributions;

                    (b) approve or propose to shareholders action that the Wisconsin Business Corporation Law requires be approved by shareholders;

                    (c) fill vacancies on the Board of Directors or, unless the Board of Directors has specifically granted authority to the committee, its committees;

                    (d) amend the Articles of Incorporation pursuant to the authority of directors to do so granted by the Wisconsin Business Corporation Law;

                    (e)  adopt, amend, or repeal by-laws;

                    (f) approve a plan of merger not requiring shareholder approval;

                    (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or

                    (h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation, including without limitation the President and any Vice President) to do so within limits prescribed by the Board of Directors.

Except as required or limited by the Articles of Incorporation, the By-Laws, the Wisconsin Business Corporation Law, or resolution of the Board of Directors, each committee shall be authorized to fix its own rules governing the conduct of its activities. Each committee shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

          SECTION 3.7. Compensation. Except as provided in the Articles of Incorporation, the Board of Directors, irrespective of any personal interest of any of its members, may fix the compensation of directors.

          SECTION 3.8. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law on the same date as, and at the same place as, the annual meeting of shareholders, and each adjourned session thereof. A regular meeting of a committee, if any, shall be at such date, place, either within or outside the State of Wisconsin, and time as such committee determines. Other regular meetings of the Board of Directors shall be held at such dates, times and places, either within or outside the State of Wisconsin, as the Chairman of the Board determines.

          SECTION 3.9. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or a majority of the members of the Board of Directors. Special meetings of a committee may be called by or at the request of the Chairman of a committee or a majority of the committee members. The person or persons authorized to call special meetings of the Board of Directors or a committee may fix any date, time and place, either within or outside the State of Wisconsin, for any special meeting of the Board of Directors or committee called by them.

          SECTION 3.10. Notice; Waiver. Notice of meetings shall be given at least 24 hours prior thereto and shall state the date, time and place of the meeting of the Board of Directors or committee. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors or committee need be specified in the notice of such meeting. Notice may be communicated in person, by telephone, telegraph, teletype, facsimile or other form of wire or wireless communication, or by mail or private carrier. Written notice is effective at the earliest of the following: (1) when received; (2) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; or (3) two days after it is deposited with a private carrier. Oral notice is deemed effective when communicated. Facsimile notice is deemed effective when sent.

          A director may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or the By-Laws before or after the date and time stated in the notice. The waiver shall be in writing, signed by the director entitled to the notice and retained by the Corporation. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to such director of the meeting unless the director at the beginning of the meeting or promptly upon such director's arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

          SECTION 3.11. Quorum; Voting. Unless otherwise provided in the Articles of Incorporation or the Wisconsin Business Corporation Law, a majority of the number of directors fixed by Section 3.2(a) or appointed by the Board of Directors to a committee shall constitute a quorum for the transaction of business at any meeting of the Board of Directors or committee; provided, however, that even though less than such quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Except as otherwise provided in the Articles of Incorporation, the By-Laws or the Wisconsin Business Corporation Law, if a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors or committee.

          SECTION 3.12. Presumption of Assent. A director of the Corporation who is present and is announced as present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken is deemed to have assented to the action taken unless (i) such director objects at the beginning of the meeting or promptly upon arrival to holding the meeting or transacting business at the meeting, (ii) such director dissents or abstains from an action taken and minutes of the meeting are prepared that show the director's dissent or abstention from the action taken, (iii) such director delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation (directed to the Secretary) immediately after adjournment of the meeting, or (iv) such director dissents or abstains from an action taken, minutes of the meeting are prepared that fail to show the director's dissent or abstention from the action taken and the director delivers to the Corporation (directed to the Secretary) a written notice of that failure promptly after receiving the minutes. A director who votes in favor of action taken may not dissent or abstain from that action.

          SECTION 3.13. Informal Action Without Meeting. Any action required or permitted by the Articles of Incorporation, the By-Laws or the Wisconsin Business Corporation Law to be taken by the Board of Directors or a committee at a meeting may be taken without a meeting if the action is taken by all of the directors or committee members then in office. The action shall be evidenced by one or more written consents describing the action taken, signed by each director and retained by the Corporation. Any such consent is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this section has the effect of a unanimous vote taken at a meeting at which all directors were present, and may be described as such in any document.

          SECTION 3.14. Telephonic or Other Meetings. Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting of the Board of Directors or any committee thereof by, or conduct the meeting through the use of, any means of communication by which (i) all directors participating may simultaneously hear each other during the meeting, (ii) all communication during the meeting is immediately transmitted to each participating director, and (iii) each participating director is able to immediately send messages to all other participating directors. If the meeting is to be conducted through the use of any such means of communication all participating directors shall be informed that a meeting is taking place at which official business may be transacted. A director participating in a meeting by this means is deemed to be present in person at the meeting. Notwithstanding the foregoing, the

Chairman of the Board, or other presiding officer, shall, at any time, have the authority to deem any business or resolution not appropriate for meetings held pursuant to this Section 3.14.

                             ARTICLE IV. OFFICERS
                             --------------------

          SECTION 4.1. Number. The principal officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, any number of whom may be designated as Senior Executive Vice President, Executive Vice President or Senior Vice President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Until such time as the Board of Directors shall deem it desirable to elect a Chairman of the Board such office may remain vacant, and while such office is vacant, the powers and duties of the Chairman of the Board shall vest in and be performed by the Chief Executive Officer of the Corporation. The Board of Directors may elect or appoint a Vice Chairman of the Board. Such other officers as may be deemed necessary may be elected or appointed by the Board of Directors. Such other assistant officers as may be deemed necessary may be appointed by the Board of Directors, the Chief Executive Officer or the President for such term as is specified in the appointment. The same natural person may simultaneously hold more than one office in the Corporation.

          SECTION 4.2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

          SECTION 4.3. Resignation and Removal. An officer may resign at any time by delivering notice to the corporation. The resignation is effective when the notice is delivered, unless the notice specifies a later effective date and the corporation accepts the later effective date. If a resignation is effective at a later date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor may not take office until the effective date. The Board of Directors may remove any officer at any time with or without cause and notwithstanding the contract rights, if any, of the officer removed. The Board of Directors, the Chief Executive Officer or the President may remove any assistant officer who was appointed by the Board, the Chief Executive Officer or the President. The appointment of an officer or assistant officer does not itself create contract rights.

          SECTION 4.4. Vacancies. A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term. A vacancy in any assistant office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors, the Chief Executive Officer or the President.

          SECTION 4.5. Chairman of the Board. The Chairman of the Board shall preside at all annual and special meetings of shareholders and all regular and special meetings of the Board of Directors, shall advise and counsel with the Chief Executive Officer and shall be responsible for the administration and management of the areas of the business and affairs of the Corporation assigned to him or her from time to time by the Board of Directors.

          SECTION 4.6. Vice Chairman of the Board. The Vice Chairman of the Board shall advise and counsel with the Chief Executive Officer and shall be responsible for the administration and management of the areas of the business and affairs of the Corporation assigned to him or her from time to time by the Board of Directors.

          SECTION 4.7. Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general supervision and control of the business and affairs of the Corporation and its officers. The Chief Executive Officer shall have the authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the Corporation as the Chief Executive Officer deems necessary, prescribe their powers, duties and compensation, and delegate authority to them. Such agents and employees shall hold offices at the discretion of the Chief Executive Officer. The Chief Executive Officer shall have authority to sign, execute and acknowledge, on behalf of the Corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the Corporation's regular business or which shall be authorized by the Board of Directors. Except as otherwise provided by the Wisconsin Business Corporation Law or the Board of Directors, the Chief Executive Officer may authorize any other officer or agent of the Corporation to sign, execute and acknowledge such documents in his place and stead. In general, the Chief Executive Officer shall have all authority and perform all duties incident to the office of the chief executive offices and such other duties as may be prescribed by the Board of Directors from time to time.

          SECTION 4.8. President. In the absence of the Chief Executive Officer or in the event of his death, inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting shall have all the powers and duties of the Chief Executive Officer. In addition, the President shall be responsible for the administration and management of the areas of the business and affairs of the Corporation assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

          SECTION 4.9. Vice Presidents. One or more of the Vice Presidents may be designated as Senior Executive Vice President, Executive Vice President or Senior Vice President. In the absence of the President or in this event of his death, inability or refusal to act, the Vice Presidents in the order designated at the time of their election, shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign with the Secretary or Assistant Secretary certificates for shares of the Corporation. Any Vice President shall perform such other duties as are incident to the office of Vice President or as may be prescribed from time to time by the Board of Directors, the Chief Executive Officer or the President.

          SECTION 4.10. Secretary. The Secretary shall: (i) keep the minutes of the shareholders and Board of Directors meetings in one or more books provided for that purpose, (ii) see that all notices are duly given in accordance with the provisions of the By-Laws or as required by law, (iii) be custodian of the Corporation's records and of the seal of the Corporation, (iv) see that the seal of the Corporation is affixed to all appropriate documents the execution of which on behalf of the Corporation under its seal is duly authorized, (v) keep a register of the address of each shareholder which shall be furnished to the Secretary by such shareholder, and (vi) perform all duties incident to the office of Secretary and such other duties as may be prescribed from time to time by the Board of Directors, the Chief Executive Officer or the President.

          SECTION 4.11. Treasurer. The Treasurer shall: (i) have charge and custody of and be responsible for all funds and securities of the Corporation,
(ii) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation, and (iii) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned by the Board of Directors, the Chief Executive Officer or the President.

          SECTION 4.12. Assistant Secretaries and Assistant Treasurers. An Assistant Secretary, if any, when authorized by the Board of Directors, may sign with the Chief Executive Officer, the President or any Vice President certificates for shares of the Corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. An Assistant Treasurer, if any, shall, if required by the Board of Directors, give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Board of Directors, the Chief Executive Officer, the President, the Secretary or the Treasurer, respectively.

          SECTION 4.13. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors or a committee authorized by the Board to fix the same, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation or a member of such committee.


          ARTICLE V. CONTRACTS; VOTING OF STOCK IN OTHER CORPORATIONS
          -----------------------------------------------------------

          SECTION 5.1. Contracts. The Board of Directors may authorize any officer or officers, committee, or any agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

          SECTION 5.2. Voting of Stock in Other Corporations. The Board of Directors by resolution shall from time to time designate one or more persons to vote all stock held by this Corporation in any other corporation or entity, may designate such persons in the alternative and may empower them to execute proxies to vote in their stead. In the absence of any such designation by the Board of Directors, the President shall be authorized to vote any stock held by the Corporation or execute proxies to vote such stock.


            ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER
            ------------------------------------------------------

          SECTION 6.1. Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by, or under the authority of a resolution of, the Board of Directors, which shall be consistent with the requirements of the Wisconsin Business Corporation Law. Such certificates shall be signed by the Chief Executive Officer, the President or a Vice President and by the Secretary or an Assistant Secretary. The validity of a share certificate is not affected if a person who signed the certificate no longer holds office when the certificate is issued. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors or its designee may prescribe.

          SECTION 6.2. Transfer of Shares. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, except as otherwise required by the Wisconsin Business Corporation Law.

          SECTION 6.3. Stock Regulations. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as they may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation, including the appointment or designation of one or more stock transfer agents and one or more stock registrars.


                    ARTICLE VII. INDEMNIFICATION; INSURANCE
                    ---------------------------------------

          SECTION 7.1. Indemnity of Directors, Officers, Designated Employees and Designated Agents.

               (a)  Definitions to Indemnification and Insurance Provisions.

               (1) "Director, Officer, Employee or Agent" means any of the following: (i) a natural person who is or was a director, officer, employee or agent of the Corporation; (ii) a natural person who, while a director, officer, employee or agent of the Corporation, is or was serving either pursuant to the Corporation's specific request or as a result of the nature of such person's duties to the Corporation as a director, officer, partner, trustee, member of any governing or decision-making committee, manager, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise; (iii) a natural person who, while a director, officer, employee or agent of the Corporation, is or was serving an employee benefit plan because his duties to the Corporation also impose duties on, or otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan; or (iv) unless the context requires otherwise, the estate or personal representative of a director, officer, employee or agent. Notwithstanding the foregoing, any natural person who is or was an agent or an employee but is not or was not also a director or officer shall not fall within the foregoing definition and shall not be entitled to indemnification under this Section 7.1 unless the Board of Directors or committee appointed thereby determines such agent or employee shall be entitled to the indemnification provided herein. This Section 7.1 shall not deny indemnification due to any person from the Corporation as required by the Wisconsin Business Corporation Law.

               (2) "Expenses" means all reasonable fees, costs, charges, disbursements, attorneys' fees and any other expenses incurred in connection with a Proceeding.

               (3) "Liability" means the obligation to pay a judgment, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, the agreement to pay any amount in settlement of a Proceeding (whether or not approved by a court order), and reasonable expenses and interest related to the foregoing.

               (4) "Party" means a natural person who was or is, or who is threatened to be made, a named defendant or respondent in a Proceeding.

               (5) "Proceeding" means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal (including but not limited to any act or failure to act alleged or determined to have been negligent, to have violated the Employee Retirement Income Security Act of 1974, or to have violated Section 180.0833 of the Wisconsin Statutes, or any successor thereto, regarding improper dividends, distributions of assets, purchases of shares of the Corporation, or loans to officers), which involves foreign, federal, state or local law and which is brought by or in the right of the Corporation or by any other person or entity.

            (b)  Indemnification of Officers, Directors, Employees and Agents.

               (1) The Corporation shall indemnify a Director, Officer, Employee or Agent to the extent he has been successful on the merits or otherwise in the defense of any Proceeding, for all reasonable Expenses incurred in the Proceeding if the Director, Officer, Employee or Agent was a Party because he is a Director, Officer, Employee or Agent of the Corporation.

               (2) In cases not included under subsection (1), the Corporation shall indemnify a Director, Officer, Employee or Agent against Liability and Expenses incurred in a Proceeding to which the Director, Officer, Employee or Agent was a Party because he is a Director, Officer, Employee or Agent of the Corporation, unless it is determined by final judicial adjudication that such person breached or failed to perform a duty such person owed to the Corporation and the breach or failure constitutes any of the following:

                    (i) A willful failure to deal fairly with the Corporation or its shareholders in connection with a matter in which the Director, Officer, Employee or Agent has a material conflict of interest;

                    (ii) A violation of criminal law, unless the Director,
               Officer, Employee or Agent had reasonable cause to believe that his conduct was lawful or no reasonable cause to believe his conduct was unlawful;

                    (iii) A transaction from which the Director, Officer,
               Employee or Agent derived an improper personal profit; or

                    (iv) Willful misconduct.

               (3) Indemnification under this Section 7.1 is not required to the extent the Director, Officer, Employee or Agent has previously received indemnification or allowance of expenses from any person or entity, including the Corporation, in connection with the same Proceeding.

               (4) Indemnification required under subsection (b) (1) shall be made within 10 days of receipt of a written demand for indemnification. Indemnification required under subsection (b) (2) shall be made within 30 days of receipt of a written demand for indemnification.

               (5) Upon written request by a Director, Officer, Employee or Agent who is a Party to a Proceeding, the Corporation shall pay or reimburse his reasonable Expenses as incurred if the Director, Officer, Employee or Agent provides the Corporation with all of the following:

                    (i) A written affirmation of his good faith belief that he is entitled to indemnification under Section 7.1; and

               (ii) A written undertaking, executed personally or on his behalf, to repay all amounts advanced without interest to the extent that it is ultimately determined that indemnification under Section 7.1(b)(2) is prohibited. The undertaking under this subsection shall be accepted without reference to the ability of the Director, Officer, Employee or Agent to repay the allowance. The undertaking shall be unsecured.

          (c)  Determination that Indemnification is Proper.
               --------------------------------------------

            (1) Unless provided otherwise by a written agreement between the Director, Officer, Employee or Agent and the Corporation, determination of whether indemnification is required under subsection (b) shall be made by one of the following methods, which in the case of a Director or Officer seeking indemnification shall be selected by such Director or Officer: (i) by a majority vote of a quorum of the Board of Directors consisting of directors who are not at the time Parties to the same or related Proceedings or, if a quorum of disinterested directors cannot be obtained, by a majority vote of a committee duly appointed by the Board of Directors (which appointment by the Board may be made by directors who are parties to the Proceeding) consisting solely of two or more directors who are not at the time parties to the same or related Proceedings, (ii) by independent legal counsel selected by a quorum of the Board of Directors or its committee constituted as required under (i) above or, if unable to obtain such a quorum or constitute such committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related Proceedings, (iii) by a panel of three arbitrators consisting of
     (a) one arbitrator selected by a quorum of the Board of Directors or its committee constituted as required under (i), above, or, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related Proceedings, (b) one arbitrator selected by the director or officer seeking indemnification and (c) one arbitrator selected by the other two arbitrators, (iv) by an affirmative vote of shareholders as provided under
     Section 2.9, except that shares owned by, or voted under the control of, persons who are at the time parties to the same or related proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination, or (v) by a court of competent jurisdiction as permitted under the Wisconsin Business Corporation Law; provided, however, that with respect to any additional right to indemnification permissible under the Wisconsin Business Corporation Law and granted by the Corporation, the determination of whether such additional right of indemnification is required shall be made by any method permissible under the Wisconsin Business Corporation Law, as such methods may be limited by the grant of such additional right to indemnification. The termination of a Proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself create a presumption that indemnification of the Director, Officer, Employee or Agent is not required under this Article.

               (2) A Director, Officer, Employee or Agent who seeks indemnification under this Section 7.1 shall make a written request to the Corporation. As a further pre-condition to any right to receive indemnification, the writing shall contain a declaration that the Corporation shall have the right to exercise all rights and remedies available to such Director, Officer, Employee or Agent against any other person, corporation, foreign corporation, partnership, joint venture, trust or other enterprise, arising out of, or related to, the Proceeding which resulted in the Liability and the Expense for which such Director, Officer, Employee or Agent is seeking indemnification, and that the Director, Officer, Employee or Agent is hereby deemed to have assigned to the Corporation all such rights and remedies.

            (d) Severability. The provisions of this Section 7.1 shall not apply in any circumstance where a court of competent jurisdiction determines that indemnification would be invalid as against public policy, but such provisions shall not apply only to the extent that they are invalid as against public policy and shall otherwise remain in full force and effect.

            (e) Limitation or Expansion of Indemnification. The right to indemnification under this Section 7.1 may be limited or reduced only by subsequent affirmative vote of not less than two-thirds of the Corporation's outstanding shares entitled to vote on such matters. Any limitation or reduction in the right to indemnification may only be prospective from the date of such vote. The Board of Directors, however, shall have the authority to expand the indemnification permitted under this
     Section 7.1 to the fullest extent permissible under the Wisconsin Business Corporation Law as in effect on the date of any such resolution with or without further amendment to this Section 7.1.

          SECTION 7.2. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is a Director, Officer, Employee or Agent against any Liability asserted against or incurred by the individual in any such capacity or arising out of his status as such, regardless of whether the Corporation is required or authorized to indemnify or allow expenses to the individual under Section 7.1.


                           ARTICLE VIII. AMENDMENTS
                           ------------------------

          SECTION 8.1. Amendment by the Board of Directors. The By-Laws of the Corporation may be amended or repealed by the Board of Directors unless any of the following apply:

            (a) The Articles of Incorporation, the particular by-law or the Wisconsin Business Corporation Law reserve this power exclusively to the shareholders in whole or part;

          (b) The shareholders in adopting, amending, or repealing a particular by-law provide expressly within the by-law that the Board of Directors may not amend, repeal or readopt that by-law; or

          (c) The by-law fixes a greater or lower quorum requirement or greater voting requirement for the Board of Directors, unless the shareholders in adopting or amending such by-law provide expressly within the by-law that it may be amended or repealed by a specified vote of the Board of Directors.

The Corporation's By-Laws may be amended, altered, or repealed, and new By-Laws may be enacted, only by the affirmative vote of not less than a majority of the entire Board of Directors then in office. Action by the Board of Directors to adopt or amend a by-law that changes the quorum or voting requirement for the Board of Directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect, except where a different voting requirement is specified as provided in Section 8.1(c).

          SECTION 8.2. Amendment by the Corporation's Shareholders. The Corporation's shareholders may amend or repeal the Corporation's By-Laws or adopt new by-laws even though the Board of Directors may also amend or repeal the Corporation's By-Laws or adopt new by-laws. The Corporation's By-Laws may be amended, altered or repealed, and new By-Laws may be enacted, only by the affirmative vote of the holders of not less than 75% of the outstanding shares of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose and by the affirmative vote of the holders of not less than a majority of the shares of each class or series, if any, entitled to vote thereon at such meeting. The adoption or amendment of a by-law that adds, changes or deletes a greater or lower quorum requirement or a greater voting requirement for shareholders or the Board of Directors must meet the same quorum and voting requirement then in effect.

          SECTION 8.3. Implied Amendments. Any action taken or authorized by the Board of Directors or by the shareholders which would be inconsistent with the By-Laws then in effect but which is taken or authorized by affirmative vote of not less than the number of directors or the shares required to amend the By-Laws so that the By-Laws would be consistent with such action shall be given the same effect as though the By-Laws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.


                          ARTICLE IX. CORPORATE SEAL
                          --------------------------

          SECTION 9.1. Corporate Seal. The Board of Directors may provide for a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the Corporation, Wisconsin as the state of incorporation, and the words "Corporate Seal." Any instrument executed in the corporate name by the proper officers of the Corporation under any seal, including the words "Seal," "Corporate Seal" or similar designation, is sealed even though the corporate seal is not used.

                         ARTICLE X. EMERGENCY BY-LAWS
                         ----------------------------

          SECTION 10.1. Emergency By-Laws. Unless the Articles of Incorporation provide otherwise, the following provisions of this Article X shall be effective during an "Emergency," which is defined as a catastrophic event that prevents a quorum of the Corporation's directors from being readily assembled.

          SECTION 10.2. Notice of Board Meetings. During an Emergency, any one member of the Board of Directors or any one of the following officers: Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, any Vice-President, Secretary or Treasurer, may call a meeting of the Board of Directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication or radio. Such notice shall be given at least six hours prior to commencement of the meeting.

          SECTION 10.3. Temporary Directors and Quorum. One or more officers of the Corporation present at the Emergency meeting of the Board of Directors, as is necessary to achieve a quorum, shall be considered to be directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum (as determined by Section 3.11) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

          SECTION 10.4. Actions Permitted To Be Taken. The Board of Directors as constituted in Section 10.3, and after notice as set forth in Section 10.2 may:

               (a) Officers' Powers. Prescribe emergency powers to any officers of the Corporation;

               (b) Delegation of Any Power. Delegate to any officer or director, any of the powers of the Board of Directors;

               (c) Lines of Succession. Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

               (d) Relocate Principal Place of Business. Relocate the principal place of business, or designate successive or simultaneous principal places of business; and

               (e) All Other Action. Take any and all other action, convenient, helpful, or necessary to carry on the business of the Corporation.

Corporate action taken in good faith in accordance with the emergency by-laws binds the Corporation and may not be used to impose liability on any of the Corporation's directors, officers, employees or agents.

                                                                      Appendix D

     302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.--Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     (b) If a date is fixed according to section 302A.445, subdivision 1 ,for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

     302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.-- Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the share" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1 up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4 Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.

     The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                                                      Appendix E
                              SHOPKO STORES, INC.
                           1998 STOCK INCENTIVE PLAN
                           -------------------------

                                   SECTION 1
                                   ---------

                                    GENERAL
                                    -------

     1.1. Purpose. The ShopKo Stores, Inc. 1998 Stock Incentive Plan (the "Plan") has been established by ShopKo Stores, Inc. (the "Company") (i) to attract and retain high quality individuals eligible to participate in the Plan;
(ii) to motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) to provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) to further align Participants' interests with those of the Company's shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interests of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees and the Eligible Directors, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

     1.3. Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Subject to subsection 5.5 (relating to the Board's authority), the authority to control and manage the operation and administration of the Plan shall be vested in a committee of the Board (the "Committee") in accordance with Section 5.

     1.4 Definitions. Capitalized terms used herein which are not defined where such terms first appear shall be defined as set forth in Section 7.

                                   SECTION 2
                                   ---------

                                    OPTIONS
                                    -------

     2.1. Options. The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     2.2. Exercise Price. The "Exercise Price" of each Option granted under this Section 2 shall be established by the Committee; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option is granted.

     2.3. Exercise. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

     (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in subsection 2.4(c), payment may be made as soon as practicable after the exercise).

     (b) The Exercise Price shall be payable in cash or by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

     (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5. Expiration Date. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

     (a)  the tenth anniversary of the date on which the Option is granted;

     (b) if the Participant is an Eligible Employee and the Participant's Date of Termination occurs by reason of death or Disability, the first anniversary of such Date of Termination;

     (c) if the Participant is an Eligible Employee and the Participant's Date of Termination occurs by reason of Retirement, the second anniversary of such Date of Termination;

     (d) if the Participant is an Eligible Employee and the Participant's Date of Termination occurs for reasons other than Retirement, death or Disability, the 90-day anniversary of such Date of Termination; or

     (e) if the Participant is an Eligible Director, the third anniversary of the Participant's Date of Termination.

Notwithstanding the foregoing provisions of this subsection 2.5, if the Participant dies while the Option is otherwise exercisable, the Expiration Date may be later than the dates set forth above, provided that it is not later than the first anniversary of the date of death.

     2.6. Settlement of Award. The distribution following exercise of an Option of shares of Stock, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

                                   SECTION 3
                                   --------

                              OTHER STOCK AWARDS
                              ------------------

     3.1. Definition. A Stock Award is a grant of shares of Stock or of a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.

     3.2. Restrictions on Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance measures. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies. The performance measures for such awards may include: stock price, total shareholder return, earnings, earnings per share, return on equity, and return on assets. The Committee may define the performance measures, including, without limitation, defining such performance measures to exclude non-recurring or extraordinary terms or events.

                                   SECTION 4
                                   ---------

                         OPERATION AND ADMINISTRATION
                         ----------------------------

     4.1. Effective Date. Subject to the approval of the shareholders of the Company at the Company's 1998 annual meeting of its shareholders, the Plan shall be effective as of January 14, 1998 (the "Effective Date"); provided, however, that to the extent that Awards are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of

Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

     4.2.  Shares Subject to Plan.
           ----------------------

(a) (i) Subject to the following provisions of this subsection 4.2, the maximum number shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,250,000 shares of Stock.

     (ii) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(b) Subject to subsection 4.2(c), the following additional maximums are imposed under the Plan.

     (i) The maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be 500,000 shares.

     (ii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options) shall be 500,000 shares in any one calendar year.

     (iv) The maximum payment that can be made for awards granted to any one individual pursuant to Section 3 (relating to Stock Awards) shall be $5,000,000. If an Award granted under Section 3 is, at the time of grant, denominated in shares, the value of the shares of Stock for determining this maximum individual payment amount will be the Fair Market Value of a share of Stock on the date of grant multiplied by the number of shares granted.

(c) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards.
     Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options; as well as any other adjustments that the Committee determines to be equitable.

     4.3. Acceleration on Change of Control. Subject to the provisions of subsection 4.2(c) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Agreement reflecting the applicable Award, upon the occurrence of a Change of Control:

     (a)  All outstanding Options shall become fully exercisable.

     (b)  All Stock Awards shall become fully vested.

     4.4. Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.5. Tax Withholding. Whenever the Company proposes or is required to distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

     4.6. Payment Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

     4.7. Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.8. Transferability. Except as otherwise provided by the Committee or in the Agreement reflecting the applicable Award, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.9. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10. Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, determine.

     4.11. Limitation of Implied Rights.

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Selection as a Participant will not give any director the right to be retained or nominated as a director of the Company or any Related Company. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.12. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.13. Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

     4.14. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                                   SECTION 5
                                   ---------

                                   COMMITTEE
                                   ---------

     5.1. Selection of Committee. The Committee shall be selected by the Board, and shall consist of two or more members of the Board.

     5.2. Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to subsection 5.5 hereof and to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees and the Eligible Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

     (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

     (f) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

     5.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     5.4. Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

     5.5. Board Administration. The Board shall have the authority to exercise all of the powers of the Committee under the Plan with respect to any Award to an Eligible Director if the Board determines to exercise such authority. The determination by the Board to make an Award to an Eligible Director shall not limit the authority of the Committee to also make Awards to Eligible Directors.

                                   SECTION 6
                                   ---------

                           AMENDMENT AND TERMINATION
                           -------------------------

     The Board may, at any time, amend or terminate the Plan; provided, however, that
     (a) subject to subsection 4.2(c) (relating to the adjustments of shares), no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and

     (b) without further approval of the shareholders of the Company, no amendment shall materially increase the number of shares of Stock which may be delivered pursuant to Awards hereunder, except for increases resulting from subsection 4.2(c) (relating to the adjustment of shares).

                                   SECTION 7
                                   ---------

                                 DEFINED TERMS
                                 -------------

     For purposes of the Plan, the terms listed below shall be defined as follows:

(a) Award. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options and Stock Awards.

(b)  Board.  The term "Board" shall mean the Board of Directors of the Company.

(c) Change of Control. The term "Change of Control" shall mean any of the following events:

          (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of
     Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) below; or

          (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (3) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company for which approval of the shareholders of the Company is required (a "Business Combination"), in each case, unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (4) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(d) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)  Date of Termination.

          (1) With respect to a Participant who is an Eligible Employee, the Participant's "Date of Termination" shall be the first day occurring on or after the Agreement Date on which the Participant's employment with the Company and all Related Companies terminates for any reason; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant's employer. If, as a result of a sale or other transaction, the Participant's employer ceases to be a Related Company (and the Participant's employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the employer.

               (2) With respect to a Participant who is an Eligible Director, the Participant's "Date of Termination" shall be the first day occurring on or after the Agreement Date on which the Participant ceases to be a director of any of the Company and any Related Companies for any reason.

     (f) Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

     (g) Eligible Director. The term "Eligible Director" shall mean any director (or person holding authority comparable to that of a director for business entities which do not have directors) of the Company or a Related Company who is not an employee of the Company or a Related Company.

     (h) Eligible Employee. The term "Eligible Employee" shall mean any employee of the Company or a Related Company.

     (i) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock, the following rules shall apply:

          (i) If the Stock is at the time listed or admitted to trading on any stock exchange, then the "Fair Market Value" shall be the last reported sale price of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the most recent reported sale of the Stock on the principal exchange shall be determinative of "Fair Market Value."

          (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

          (iii) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

     (j) Related Companies. The term "Related Company" means any corporation, joint venture, limited liability company, or other business entity in which the Company has a

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

          significant direct or indirect equity interest as determined by the Committee in its sole discretion.

     (k) Retirement. "Retirement" of the Participant shall mean the occurrence of the Participant's Date of Termination after age 55 with ten (10) or more years of service with the Company or a Related Company, or as otherwise expressly approved by the Committee.

     (l) Stock. The term "Stock" shall mean shares of common stock of the Company.

                           _________________________



Adopted:  January 14, 1998.











                                      E-12
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                              Preliminary Copies
                              ------------------
                                 [FRONT SIDE]

[Logo]                        SHOPKO STORES, INC.                          PROXY
                                700 Pilgrim Way
                                P.O. Box 19060
                          Green Bay, Wisconsin 54307

                      1998 ANNUAL MEETING OF SHAREHOLDERS

                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints Richard D. Schepp and David A. Liebergen as the undersigned's agent and proxy, with power of substitution to vote as the undersigned's proxy in accordance with the specifications appearing below, and, in their discretion, upon all other matters that may properly come before the Annual Meeting of Shareholders of ShopKo Stores, Inc., a Minnesota corporation, to be held on Wednesday, May 13, 1998, at 10:00 a.m., local time, or any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if the undersigned were personally present at said meeting, and hereby revoking all former proxies. The undersigned hereby acknowledges receipt of the Proxy Statement for the meeting.

     1.   ELECTION OF DIRECTORS

          Nominees: Jeffrey C. Girard, Dale P. Kramer and James L. Reinertsen,
                    M.D.

          [_] VOTE FOR all nominees listed, except those whose name(s) is (are) written below.

--------------------------------------------

          [_]  VOTE WITHHELD for all nominees.

     2. PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM MINNESOTA TO WISCONSIN BY APPROVAL AND ADOPTION OF AN AGREEMENT AND PLAN OF MERGER

          For [ ]    Against [ ]  Abstain [ ]

     3.   PROPOSAL TO APPROVE THE COMPANY'S 1998 STOCK INCENTIVE PLAN

          For [ ]    Against [ ]  Abstain [ ]

     4.   PROPOSAL TO RATIFY APPOINTMENT OF DELOITTE & TOUCHE LLP

          For [ ]    Against [ ]  Abstain [ ]
                                    (over)

                              Preliminary Copies
                              ------------------

                                  [BACK SIDE]


     5. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WILL BE VOTED AS        Dated:  __________________________, 1998
DIRECTED, IF NO CHOICE IS                     (Month)        (Day)
SPECIFIED, PROXIES WILL BE
VOTED FOR ALL ITEMS.               Signature of Shareholder

                                   _______________________________________
                                   (if there are co-owners both must sign)

                                   The signature(s) should be exactly as the name(s) appear printed to the left.

                                   If a corporation, please sign the corporation name in full by a duly authorized officer and indicate the office of the signer. When signing as executor, administrator, fiduciary, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. When signing pursuant to a power of attorney, please attach photocopy. If a partnership, sign in the partnership name by authorized person.

                              [_] PLEASE CHECK BOX IF YOU ARE ATTENDING THE ANNUAL MEETING IN PERSON. NUMBER OF SHAREHOLDERS ATTENDING: ________


PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.